UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FiEE, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Flat A1, 29/F, Block A, TML Tower

Hoi Shing Road, Tsuen Wan, Hong Kong

852-28166813
[•], 2025
Dear Stockholder:
You are cordially invited to attend our 2025 Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “Annual Meeting”) on [•], 2025. This Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via online, audio-only broadcast. You will be able to participate in the Annual Meeting, vote your shares and submit your questions during the Annual Meeting via the Internet by visiting www.virtualshareholdermeeting.com/FIEE2025. The Annual Meeting will be held in virtual format only and will begin at [•] Eastern Time.
The official Notice of Annual Meeting, together with a Proxy Statement and form of proxy, are enclosed.
Whether or not you plan to participate in the Annual Meeting, we urge you to vote your shares by using one of the voting options available to you as described in the accompanying Proxy Statement. If you wish to revoke your proxy at the meeting, you can withdraw your proxy and vote your shares electronically during the meeting.
Our Board of Directors has fixed the close of business on September 11, 2025 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

Very truly yours,

/s/ Li Wai Chung
Li Wai Chung
Chief Executive Officer

IMPORTANT: YOU ARE URGED TO SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE BY FOLLOWING THE INSTRUCTIONS AVAILABLE IN THE ACCOMPANYING PROXY STATEMENT. EVEN IF YOU HAVE SUBMITTED YOUR PROXY, YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY AT A LATER DATE, OR BY PARTICIPATING IN AND VOTING AT THE MEETING. THANK YOU FOR ACTING PROMPTLY.

Flat A1, 29/F, Block A, TML Tower

Hoi Shing Road, Tsuen Wan, Hong Kong

852-28166813
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2025
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of FiEE, Inc. (the “Company”) will be held on [•], 2025 at [•] Eastern Time exclusively via live audio webcast at www.virtualshareholdermeeting.com/FIEE2025. The Annual Meeting will be held for the following purposes:
1)
to elect four director nominees to serve on our Board of Directors (the “Board of Directors” or “Board”) until the next Annual Meeting or until his or her successor is duly elected or appointed and qualified;

2)	to ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3)
to approve, for purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of shares of our common stock issuable upon the (i) conversion of the Seller Convertible Note (as defined in the accompanying Proxy Statement) and (ii) exercise of the Seller Warrant (as defined in the accompanying Proxy Statement);

4)	to approve the FiEE, Inc. 2025 Equity Incentive Plan;
5)	to approve by a non-binding advisory vote the compensation of the Company’s named executive officers (the “say-on-pay” vote); and
6)	to transact any other business properly brought before the Annual Meeting.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
The Board of Directors has set the close of business on September 11, 2025 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any continuation or adjournment thereof. The list of stockholders entitled to vote at the Annual Meeting will be available upon request for examination for ten (10) days prior to the Annual Meeting by contacting us via email at fiee@dlkadvisory.com.
All stockholders are cordially invited to participate in the Annual Meeting. Whether or not you plan to participate in the Annual Meeting, you are urged to vote by proxy in accordance with the instructions included in the accompanying Proxy Statement. Any stockholder participating in the Annual Meeting may vote electronically during the Annual Meeting even if he or she has voted by proxy.

By order of the Board of Directors

/s/ Li Wai Chung
Li Wai Chung
Chief Executive Officer
[•], 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on [•], 2025: The Proxy Statement for the Annual Meeting and Annual Report is available at www.proxyvote.com.

i

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [•], 2025
General
The enclosed proxy is solicited on behalf of the Board of Directors of FiEE, Inc. (the “Board of Directors” or “Board”), for use at the 2025 Annual Meeting of Stockholders to be held on [•], 2025 at [•] Eastern Time (the “Annual Meeting”), or at any continuation or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on September 11, 2025 (the “Record Date”) will be entitled to vote at the Annual Meeting. This Proxy Statement, the form of proxy and accompanying materials are being first delivered or sent to stockholders on or about [•], 2025. Stockholders can participate in the Annual Meeting by visiting www.virtualshareholdermeeting.com/FIEE2025. In this Proxy Statement we refer to FiEE, Inc., as “FiEE,” the “Company,” “we,” or “us.”
At the Annual Meeting, the stockholders will be asked:
1)	to elect four director nominees to serve on our Board of Directors until the next Annual Meeting or until his or her successor is duly elected or appointed and qualified;
2)	to ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3)
to approve, for purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of shares of our common stock, par value $0.01 per share (“Common Stock”) issuable upon the (i) conversion of the Seller Convertible Note (as defined in the accompanying Proxy Statement) and (ii) exercise of the Seller Warrant (as defined in the accompanying Proxy Statement);

4)	to approve the FiEE, Inc. 2025 Equity Incentive Plan;
5)	to approve by a non-binding advisory vote the compensation of the Company’s named executive officers (the “say-on-pay” vote); and
6)	to transact any other business properly brought before the Annual Meeting.
This Proxy Statement, the enclosed proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (collectively, the “Proxy Materials”) are first being mailed to our stockholders of record on or about [•], 2025.
We urge you to carefully read the remainder of this Proxy Statement because the information in this section may not provide all the information that you may consider important in determining how to vote your shares at the Annual Meeting.
Board’s Recommendation
Our Board of Directors recommends that you vote:
1)	“FOR” the four director nominees;
2)	“FOR” the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3)	“FOR” the approval of the issuance of shares of Common Stock issuable upon the conversion of the Seller Convertible Note and exercise of the Seller Warrant;
4)	“FOR” the approval of the FiEE, Inc. 2025 Equity Incentive Plan; and
5)	“FOR” the approval of a non-binding advisory vote the compensation of the Company’s named executive officers (the “say-on-pay” vote).

Record Date, Stock Ownership and Voting
Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on the Record Date there were [•] outstanding shares of Common Stock entitled to vote.
At the close of business on the Record Date there were [•] outstanding shares of Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Convertible Preferred Stock”). Series A Convertible Preferred Stock has the right to vote, together with the Common Stock as a single class, on all matters on which the Common Stock is entitled to vote, and each then-outstanding share of Series A Convertible Preferred Stock will be entitled to a number of votes equal to the number of shares of Common Stock into which such share of Series A Convertible Preferred Stock would be convertible into based on the Nasdaq Minimum Price, which Nasdaq defines as the lower of the issuer’s most recent closing price immediately prior to the date of original issuance or the average of the closing price for the five trading days immediately preceding the date of original issuance. As of such date, the Series A Convertible Preferred Stock were convertible into [•]shares of Common Stock. Each stockholder is entitled to one vote for each share of Common Stock.
The allocation of the voting power of the Company is illustrated in the table below.

	Number of Shares	Aggregate Number of Votes	Percentage of Total Voting Power
Common Stock	[•]	[•]	[•]
Series A Convertible Preferred Stock	[•]	[•]	[•]

The holders of one third of all capital stock issued, outstanding and entitled to vote at a meeting shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present.
Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting. The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining a quorum. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy or do not comply with the voting instructions will not be considered present at the Annual Meeting, will not be counted towards a quorum and will not be voted on any proposal. Shares of Common Stock held of record by brokers which comply with the voting instructions but fail to vote on a proposal (“broker non-votes”) will be considered present at the Annual Meeting and will count toward the quorum but will be deemed not to have voted on any proposal.
What is required to approve each proposal?
Proposal 1: Election of Directors. The four nominees for the Board of Directors who receive the greatest number of votes cast by stockholders present in person or represented by proxy and entitled to vote thereon will be elected directors of FiEE.
Proposal 2: Ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025. The receipt of “For” votes from a majority of the votes cast by the holders of shares entitled to vote and present in person or by proxy at the Annual Meeting will be necessary to ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2025. Abstentions and broker non-votes will have no effect on this proposal.
Proposal 3: For purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), the Issuance of Shares of Our Common Stock Issuable upon the Conversion of the Seller Convertible Note and Exercise of the Seller Warrant. The receipt of “For” votes from a majority of the votes cast by the holders of shares entitled to vote and present in person or by proxy at the Annual Meeting will be necessary to approve the issuance of shares of our Common Stock issuable upon the conversion of the Seller Convertible Note and exercise of the Seller Warrant. Abstentions and broker non-votes will have no effect on this proposal.
Proposal 4: Approval of the FiEE, Inc. 2025 Equity Incentive Plan. The receipt of “For” votes from a majority of the votes cast by the holders of shares entitled to vote and present in person or by proxy at the Annual Meeting will be necessary to approve the FiEE, Inc. 2025 Equity Incentive Plan. Abstentions and broker non-votes will have no effect on this proposal.

Proposal 5: Advisory Vote on Executive Compensation. The receipt of “For” votes from a majority of the votes cast by the holders of shares entitled to vote and present in person or by proxy at the Annual Meeting will be necessary to approve by a non-binding advisory vote the compensation of the Company’s named executive officers. Abstentions and broker non-votes will have no effect on this proposal.
How to Vote
BY INTERNET
•
Before the Annual Meeting - You may submit your proxy online via the Internet by following the instructions provided on the enclosed proxy card. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time the day before the date of the Annual Meeting.

•
During the Annual Meeting – You may attend the meeting via the Internet at www.virtualshareholdermeeting.com/FIEE2025 and vote during the meeting by following the instructions provided on the enclosed proxy card.

BY TELEPHONE
•
Use any touch-tone telephone to dial 1-800-690-6903 to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the date of the Annual Meeting. Have your proxy card in hand when you call and then follow the instructions.

BY MAIL
•	You may submit your proxy by completing, signing and dating your proxy card and returning it in the reply envelope included with these Proxy Materials.
Revocability of Proxies
Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before the final vote. A person’s proxy vote may be revoked by filing a written notice of revocation and sending such notice to FiEE at Flat A1, 29/F, Block A, TML Tower, Hoi Shing Road, Tsuen Wan, Hong Kong, by duly executing a proxy bearing a later date, or by participating in the Annual Meeting and voting electronically.
Appraisal Rights
Stockholders do not have appraisal rights under Delaware law in connection with the matters to be voted on at the Annual Meeting.
Proxy Solicitation
All costs of this solicitation of proxies will be borne by FiEE. FiEE may reimburse banks, brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of FiEE. No additional compensation will be paid for any such services.

EXECUTIVE OFFICERS, DIRECTORS AND CORPORATE GOVERNANCE
Overview
All our corporate governance materials, including our corporate governance guidelines, our ethics code of conduct and Board committee charters, are published under the governance section of our website at https://www.fiee.com/govern. Information on our website does not constitute part of this Proxy Statement. These materials are also available in print to any stockholder without charge upon request made by telephone at (852) 28166813 or by mail to our principal executive offices at FiEE, Flat A1, 29/F, Block A, TML Tower, Hoi Shing Road, Tsuen Wan, Hong Kong. The Board of Directors regularly reviews these materials, Delaware law, the rules and listing standards of the Nasdaq Stock Market (“Nasdaq”) and rules and regulations of the Securities and Exchange Commission (“SEC”), as well as best practices suggested by recognized governance authorities, and modifies its governance materials as it believes is warranted.
Executive Officers and Directors
The following table sets forth information that includes name, age as of December 31, 2024 and position with the Company regarding our executive officers and the members of our Board of Directors who are also our director nominees.

Name	Age	Position with the Company
Li Wai Chung	46	Chief Executive Officer and President
Cao Yu	34	Chief Financial Officer, Secretary, Treasurer and Director
Hu Bin	54	Director
David Natan	72	Director
Chan Oi Fat	46	Director

Biographical Information
Li Wai Chung, age 46, has served as our Chief Executive Officer since February 2025 and President since March 2025. He is currently a director of Shenzhen Youxin Consulting Management Co., Ltd, an independent non-executive director of Fulu Holdings Limited, a company listed on the Hong Kong Stock Exchange (stock code: 2101) and an independent non-executive director of Taizhou Water Group Co., Ltd, a company listed on the Hong Kong Stock Exchange (stock code: 1542). Mr. Li previously served as the executive director and Chief Financial Officer of Tyfon Culture Holdings Limited from June 2020 to November 2024. Prior to that, Mr. Li served as a partner of Shanghai Yongxuan Venture Capital Management Co., Ltd from October 2017 to October 2018. From August 2016 to September 2017, he served as the general manager of the investment department of Lens Technology Co. Ltd, a company listed on the Shenzhen Stock Exchange (stock code: 300433). He started his career at Deloitte China where he served as an audit manager from October 2000 to April 2006. Mr. Li received a bachelor’s degree of business administration in accounting and finance from the University of Hong Kong in November 2000 and a master’s degree of business administration from the University of Hong Kong in November 2013.
Cao Yu, age 34, has served as our Chief Financial Officer since February 2025 and Director since April 2025. She previously served as the treasury director of Taifeng Cultural Communication Co., Ltd where she oversees its financial matters from November 2018 to November 2024. Prior to that, Ms. Cao served as a business manager of Yangfeng Art Exchange Co., Ltd from February 2016 to October 2018. From March 2011 to January 2016, she served as the treasury officer of financial department of Suzhou Industrial Park Xinfushida Plastic Profile Products Co., Ltd.
Hu Bin, age 54, has served as our Director since April 2025. He currently serves as a director of DC International Service Trade GmbH since December 2024. Prior to that, Mr. Hu worked as a freelancer in the tourism industry from April 2001 to October 2024. From April 1994 to October 2000, he served as the general manager of Suzhou Wintime Advertising Co., Ltd. Before that, he served as the general manager of Suzhou Bauhaus Advertising Design Co., Ltd. from August 1992 to April 1994, where he was engaged in computer-aided design and 3D computer animation production. Mr. Hu began his career at Suzhou Advertising Company in October 1989, where he worked as a designer responsible for graphic design, platemaking, printing, and interior decoration. Mr. Hu graduated from Suzhou Academy of Arts in 1989.
David Natan, age 72, has served as our Director at various times since November 2023. He currently serves as President and Chief Executive Officer of Natan & Associates, LLC, a consulting firm offering chief financial officer services to public and private companies in a variety of industries, since 2007. Mr. Natan previously served as a director of the Company from November 2023 to February 2025. He was re-appointed as a director on April 29, 2025. From February 2010 to May 2020, Mr. Natan served as Chief Executive Officer of Force Field Energy, Inc. (OTCMKTS: FNRG), a company focused on the solar industry and LED lighting products. From February 2002 to November 2007, Mr. Natan served as Executive Vice President of Reporting and Chief Financial Officer of Pharma Net Development Group, Inc., a drug development services company, and, from June 1995 to February 2002, as Chief Financial Officer and Vice President of Global Technovations, Inc., a manufacturer and marketer of oil analysis instruments and speakers and speaker components. Prior to that, Mr. Natan served in various roles of increasing responsibility with Deloitte & Touche LLP, a global consulting firm. Mr. Natan currently serves as a member of the Board of Directors and Chair of the Audit Committee of Sunshine Biopharma, Inc. (Nasdaq: SBFM), a pharmaceutical and nutritional supplement company, since February 2022. Previously, Mr. Natan has served as a director for the following public companies: Global Technovations, Forcefield Energy, Titan Pharmaceuticals (Nasdaq: TTNP), Vivakor Inc. (Nasdaq: VIVK), Net Brands Corp. (OTC: NBND), and OpGen Inc. (OTC: OPGN), and Cyclacel Pharmaceuticals (Nasdaq: CYCC). Mr. Natan holds a B.A. in Economics from Boston University.
Chan Oi Fat, age 46, has served as our Director since April 2025. He currently serves as Vice President – Finance of SML Group Corporation since March 2018 and as Company Secretary of China Leon Inspection Holding Limited (HKEX: 1586) since February 2018 and of Raily Aesthetic Medicine International Holdings Limited (HKEX: 2135) since November 2020. He is an independent non-executive director of Huajin International Holdings Limited (HKEX: 2738) (since March 2025) and UBoT Holding Limited (HKEX GEM: 8529) (since May 2024) and previously served as an independent non-executive director of China Saftower International Holding Group Limited (HKEX GEM: 8623) from June 2020 to December 2023 and Shanghai Prime Machinery Company Limited (HKEX: 2345) from June 2014 to January 2021. Mr. Chan holds a B.B.A. (Hons) in Accountancy from the City University of Hong Kong (2000) and is a member of the Association of Chartered Certified Accountants (since 2003) and the Hong Kong Institute of Certified Public Accountants (since 2004).
Family Relationships
Our Chief Financial Officer, Secretary, Treasurer and director, Cao Yu, is the niece of our director, Hu Bin. There are no other family relationships between any of the Company’s executive officers and directors.
Delinquent Section 16(a) Report
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of our Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock. To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2024, we believe that all filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with for the fiscal year ended December 31, 2024, except that each of David Natan, Matthew McMurdo, Avraham Ben-Tzvi and David Lazar was late in filing one required report on Form 4, in each case with respect to one transaction and due to an administrative error, each of Andrew Papanicolau and Patrick Rivard was late in filing two required reports on Form 4, in each case with respect to one transaction and due to an administrative error, and each of David Natan and Patrick Rivard was late in filing one required report on Form 3.
Director Independence
Our Board of Directors reviews the independence of the current and potential members of the Board of Directors in accordance with independence requirements set forth in the Nasdaq Listing Rules and applicable provisions of the Exchange Act based on director responses to director and officer questionnaires and other information available to the Board of Directors. During its review, the Board of Directors considers transactions and relationships between each director and potential director, as well as any member of his or her immediate family, and the Company and its affiliates, including those related-party transactions contemplated by Item 404(a) of Regulation S-K under the Exchange Act. The Board of Directors must affirmatively determine that the director has no material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company, that, in the opinion of the Board of Directors, would interfere with the exercise of the director’s independent judgment in carrying out the responsibilities of a director. The purpose of this review is to determine whether any such relationships or transactions exist that are inconsistent with a determination that the director is independent. Our Board of Directors has determined that each of Hu Bin, David Natan and Chan Oi Fat is independent within the meaning of Rule 5605(a)(2) of the Nasdaq Listing Rules and the rules and regulations promulgated by the SEC.
Board Meetings
Our Board of Directors held 35 meetings during the year ended December 31, 2024. In 2024, each of our directors attended at least 75% of the aggregate number of meetings held by the Board of Directors, and the committees on which the director served, when such director was a member of the Board of Directors or such committee, except for Jeremy Hitchcock, who resigned from the Board in August 2024. It is expected that each director will attend each Board of Directors meeting and each meeting of any committee on which he or she sits. The Company did not hold an annual meeting of stockholders in 2024, but did hold a special meeting of stockholders in February 2024.
Board Committees
Our Board of Directors has established three standing committees to assist it with its responsibilities. The composition and responsibilities of each committee are described below. The membership and responsibilities of each committee comply with the listing requirements of Nasdaq. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. In the future, the Board may establish other committees, as it deems appropriate, to assist it with its responsibilities.
Audit Committee
The purpose of the Audit Committee is set forth in the Audit Committee charter and is primarily to assist the Board in overseeing:
•	the selection, evaluation and oversight of our independent auditor;
•	the independent auditor’s qualifications, independence and performance;
•	the performance of our internal audit function and independent auditor;
•	the integrity and oversight of our financial statements, our financial reporting process and our systems of internal controls;
•	review and approval of any proposed related party transactions;
•	assessment and management of our exposure to risks;
•	our compliance with legal and regulatory requirements;
•	our compliance with our code of business conduct and ethics;
•	coordination with our Compensation Committee on the evaluation of our financial management personnel.
The Audit Committee currently consists of Hu Bin, David Natan and Chan Oi Fat, and the chairman of the Audit Committee is Mr. David Natan. Our Board of Directors has affirmatively determined that each of these Audit Committee members meets the independence criteria applicable to directors serving on the Audit Committee under Nasdaq and SEC rules. Our Board of Directors has also determined that each of these Audit Committee members meet the requirements for financial literacy under the applicable Nasdaq Listing Rules. In addition, David Natan qualifies as a financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K. Our Board of Directors has adopted a written charter under which the Audit Committee operates. A copy of the charter, which satisfies the applicable standards of the SEC and Nasdaq, is available on our website at https://www.fiee.com/govern.
The Audit Committee held eight meetings during the fiscal year ended December 31, 2024.
Nominating and Corporate Governance Committee
The purpose of the Nominating and Corporate Governance Committee is set forth in the Nominating and Corporate Governance Committee charter and is primarily to:
•	select and recommend to the Board nominees for election by the stockholders or appointment by the Board;
•	annually review with the Board the composition of the Board with regards to characteristics such as independence, knowledge, skills, experience and diversity of the Board members;

•	make recommendations on the frequency and structure of Board meetings and monitor the functioning of the committees of the Board;
•
advise the Board periodically with regard to significant developments in the law and practice of corporate governance as well as the Company’s compliance with applicable laws and regulations, and make recommendations to the Board on all matters of corporate governance and on any remedial action to be taken;

•	develop and recommend to the Board a set of corporate governance guidelines applicable to the Company; and
•	oversee the evaluation of the Board and management.
The Nominating and Corporate Governance Committee consists of Hu Bin, David Natan and Chan Oi Fat, and the chairman of the Nominating and Corporate Governance Committee is Chan Oi Fat. Our Board of Directors has affirmatively determined that each of these Nominating and Corporate Governance Committee members meets the independence criteria applicable to directors serving on the Nominating and Corporate Governance Committee under Nasdaq and SEC rules. Our Board of Directors has adopted a written charter under which the Nominating and Corporate Governance Committee operates. A copy of the charter, which satisfies the applicable standards of the SEC and Nasdaq, is available on our website at https://www.fiee.com/govern.
The Nominating and Corporate Governance Committee held no meetings during the fiscal year ended December 31, 2024.
Compensation Committee
The purpose of the Compensation Committee is set forth in the Compensation Committee charter and is primarily to:
•	establish, review and approve the overall executive compensation philosophy of the Company;
•	review the goals and objectives of the Company’s executive compensation plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate;
•
review the Company’s executive compensation plans in light of the Company’s goals and objectives with respect to such plans, and, if the Committee deems it appropriate, adopt, or recommend to the Board the adoption of, new, or the amendment of existing, executive compensation plans;

•	review and approve any severance or termination arrangements to be made with any executive officer of the Company;
•
review compensation arrangements for the Company’s employees to evaluate whether incentive and other forms of pay encourage unnecessary or excessive risk taking, and review and discuss, at least annually, the relationship between risk management policies and practices, corporate strategy and the Company’s compensation arrangements;

•
review at least annually the goals and objectives of the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate; and

•
review at least annually the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, in light of the goals and objectives of these plans, and recommend that the Board amend these plans if the Committee deems it appropriate.

The Compensation Committee consists of Hu Bin, David Natan and Chan Oi Fat, and the chairman of the Compensation Committee is Chan Oi Fat. Our Board of Directors has affirmatively determined that each of these Compensation Committee members meets the independence criteria applicable to directors serving on the Compensation Committee under Nasdaq and SEC rules. Our Board of Directors has adopted a written charter under which the Compensation Committee operates. A copy of the charter, which satisfies the applicable standards of the SEC and Nasdaq, is available on our website at://www.fiee.com/govern.
The Compensation Committee held no meetings during the fiscal year ended December 31, 2024.

Board Leadership Structure
The Company’s governance framework provides the Board with the authority and flexibility necessary to select the appropriate leadership structure for the Board. In making determinations about the leadership structure, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Hu Bin, an independent director, currently serves as our Chairman of the Board. Li Wai Chung currently serves as our Chief Executive Officer. Our Board of Directors has carefully considered its leadership structure and believes at this time that the Company and its stockholders are best served by having the offices of Chairman of the Board and Chief Executive Officer held by different individuals based on our business and strategy. This structure allows our Chief Executive Officer to focus on the Company’s day-to-day operations and strategic vision, while allowing the Chairman to lead the Board. The Board of Directors has not designated a lead independent director. The Board retains the authority to modify the foregoing leadership structure.
Board’s Role in Risk Oversight
The Board is ultimately responsible for risk management oversight. This oversight is primarily accomplished through the Board of Directors’ committees and management’s reporting processes, including receiving regular reports from members of management on areas of material risk to the Company, including operational, financial and strategic risks.
The Board’s standing committees support the Board by addressing various risks within their respective areas of responsibility. The Audit Committee assists the Board in discussing with management, internal auditors and the independent auditor of guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company, including the internal auditing department, assessing and managing the Company’s exposure to risk, as well as the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee assesses risks arising from our compensation policies and practices. The Nominating and Corporate Governance Committee advises the Board periodically with regard to significant developments in the law and practice of corporate governance as well as the Company’s compliance with applicable laws and regulations, and make recommendations to the Board on all matters of corporate governance and on any remedial action to be taken. Each of the committees reports to the Board at regularly during which risks are discussed and assessed.
The Board believes that its current leadership structure supports the risk oversight function of the Board. Having the roles of Chief Executive Officer and Chairman of the Board filled by separate individuals allows the Chief Executive Officer to lead management in its supervision of the Company’s day-to-day business operations, including the identification, assessment and mitigation of material risks, and allows the Chairman of the Board to lead the Board in its oversight of the Company’s risk assessment and risk management activities.
Director Nomination Process
Our Nominating and Corporate Governance Committee is responsible for reviewing and making recommendations to our Board regarding nominations of director candidates. The Nominating and Corporate Governance Committee identifies new director candidates through a variety of sources. Our Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders in the same manner it considers other candidates, but it has no obligation to recommend such candidates. A stockholder that wants to recommend a candidate for election to the Board should mail a recommendation to Flat A1, 29/F, Block A, TML Tower, 3 Hoi Shing Road, Tsuen Wan, Hong Kong. Such recommendation should describe the candidate’s qualifications and other relevant biographical information and provide confirmation of the candidate’s consent to serve as director. Stockholders may also nominate directors at the Annual Meeting by adhering to the written notice procedure described under “Stockholder Proposals for the 2026 Annual Meeting” on page 32 of this Proxy Statement.
The Nominating and Corporate Governance Committee works with the Board on an annual basis to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. In evaluating the suitability of individual Board members, the Board and the Nominating and Corporate Governance Committee will take into account factors such as the individual’s general understanding of disciplines relevant to the success of a publicly traded company; understanding of FiEE’s business; education and professional background, including current employment and other board memberships; reputation for integrity; and any other factors they consider to be relevant. Additionally, in determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Our Nominating and Corporate Governance Committee recognizes the value of nominating individuals who will bring a variety of diverse opinions, perspectives, skills, experiences, backgrounds and orientations to the Board’s discussions and decision-making processes. The Board will endeavor to reflect the diversity of FiEE’s stockholders, employees, customers and the communities we serve. To that end, our Nominating and Corporate Governance Committee strives for diversity across a variety of categories, including experience, skills, accomplishments, personal qualities and other traits that it believes would contribute to our Board.
Insider Trading Policy
Our insider trading policy (adopted on May 30, 2025) prohibits our directors, officers and other employees, and their designees, from engaging in short sales of any nature that are designed to offset a decrease in market value of such person’s ownership of the Company’s equity securities. The Company does not currently have a policy regarding hedging activities.

DIRECTOR COMPENSATION
2024 Director Compensation
The following table presents the total compensation for each person who served as a non-employee director of our Board during the fiscal year ended December 31, 2024. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board in such period.

Name	Stock Awards	Total
Andrew Papanicolau(2)	$123,403	$123,403
Patrick Rivard(2)	$136,02	$136,02
Jeremy Hitchcock(1)	$37,500	$37,500
David Natan	$110,903	$110,903
David Lazar(3)	$402,250	$402,250
Avraham Ben-Tzvi(2)	$187,741	$187,741
Matthew McMurdo(2)	$187,741	$187,741

(1)	Resigned on August 3, 2024.
(2)	Resigned on February 19, 2025.
(3)	Resigned on June 30, 2025.
Director Agreements
On April 29, 2025 and April 30, 2025, respectively, the Company entered into Director Agreements with each of Chan Oi Fat and David Natan in connection with their services as directors of the Company.
Pursuant to their respective agreements, each of David Natan and Chan Oi Fat agreed to serve as a director of the Company and to be available to perform the duties consistent with such position pursuant to the Certificate of Incorporation and Bylaws of the Company, and any additional codes, guidelines or policies of the Company that may be effective now or in the future. The term of each director’s engagement by the Company under their respective Director Agreements commenced on the date when the respective Director Agreement was entered (“Effective Date”) and shall terminate on the earlier of: (i) the one year anniversary of the Effective Date, (ii) the Director ceasing to be a member of the Board of Directors; and (iii) the occurrence of any of the events including termination by reason of permanent disability, termination with thirty days written notice and termination by reason of death (in the case of either (i) or (ii), the “Contract Period”).
Each agreement provides that the Director shall be paid a cash fee of $12,500 per quarter, payable quarterly, starting on the Effective Date and pro-rated for a partial quarter during which the Director serves and the issuance of 100,000 shares of the Company’s Common Stock, if such Director is terminated without cause, or if such Director remains engaged as a director for a period of one year from the Effective Date of each Director’s respective Director Agreement. During the Contract Period, the Director shall not receive or be eligible to participate in the Company’s benefit programs in effect for the employees of the Company as in effect from time to time, on and after the Effective Date. The Company shall reimburse the Director for all reasonable business travel expenses previously authorized in writing by the Company and reasonably and necessarily incurred by the Director in the performance of his duties, responsibilities, and authorities hereunder.
Each of the Director Agreements contains customary confidentiality provisions, non-solicitation provisions, customary representations and warranties by the parties and other customary miscellaneous provisions.
On July 8, 2025, the Company entered into Director Agreements with each of Cao Yu and Hu Bin in connection with their services as directors of the Company.
Pursuant to their respective agreements, each of Cao Yu and Hu Bin agreed to serve as a director of the Company and to be available to perform the duties consistent with such position pursuant to the Certificate of Incorporation and Bylaws of the Company, and any additional codes, guidelines or policies of the Company that may be effective now or in the future. The term of each director’s engagement by the Company under their respective Director Agreements commenced on the date when the respective Director Agreement was entered (“Effective Date”) and shall terminate on the earlier of: (i) the Director ceasing to be a member of the Board of Directors; and (ii) the occurrence of any of the events including termination by reason of permanent disability, termination with thirty days written notice and termination by reason of death (in the case of either (i) or (ii), the “Contract Period”).
Each agreement provides that the Director shall be paid a cash fee of $12,500 per quarter, payable quarterly, starting on the Effective Date and pro-rated for a partial quarter during which the Director serves. During the Contract Period, the Director shall not receive or be eligible to participate in the Company’s benefit programs in effect for the employees of the Company as in effect from time to time, on and after the Effective Date. The Company shall reimburse the Director for all reasonable business travel expenses previously authorized in writing by the Company and reasonably and necessarily incurred by the Director in the performance of his duties, responsibilities, and authorities hereunder.
Each of the Director Agreements contains customary confidentiality provisions, non-solicitation provisions, customary representations and warranties by the parties and other customary miscellaneous provisions.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
The size of FiEE’s Board of Directors is set at five directors, however, it is currently comprised of four members with one vacancy. The Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated Hu Bin, Cao Yu, Chan Oi Fat and David Natan for election as directors. All of the nominees for the Board of Directors have consented to be named in this Proxy Statement and to serve as a director, if elected.
Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named above. In the event that any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee, if any, who will be designated by the present Board to fill the vacancy. It is not expected that any nominee will be unable or unwilling to serve as a director. The director elected will hold office until the next Annual Meeting or until her or his successor is duly elected or appointed and qualified, unless her or his office is earlier vacated in accordance with the Amended and Restated Certificate of Incorporation of FiEE or he or she becomes disqualified to act as a director. The individuals who receive the largest number of votes will be elected as directors up to the maximum number of directors to be elected at the Annual Meeting. If elected, the nominee will serve a one-year term expiring at the 2026 Annual Meeting of Stockholders.
For more information on the structure of our Board of Directors and our Board members and nominees, see “Executive Officers, Directors and Corporate Governance.” The qualifications and experience of each nominee that led our Board and the Nominating and Corporate Governance Committee to conclude that such nominee should serve or continue to serve as director are discussed at the end of each of the nominees’ biographies.
Vote Required
The four nominees for the Board of Directors who receive the greatest number of votes cast by stockholders present in person or represented by proxy and entitled to vote thereon will be elected directors of FiEE. You may choose to vote FOR, AGAINST, or ABSTAIN separately for each nominee. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may not vote your shares at its discretion. Abstentions and broker non-votes will have no effect on the outcome of voting on this matter.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of New Independent Registered Public Accounting Firm
On July 11, 2025, the Audit Committee, after a thorough evaluation, approved the selection of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Stockholder ratification of the selection of UHY LLP as our independent registered public accounting firm is not required by our Bylaws. The Board of Directors seeks such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of UHY LLP as our independent registered public accounting firm, the Board of Directors will reconsider whether to retain that firm for fiscal year 2025.
Change in Independent Registered Public Accounting Firm
On July 11, 2025, the Audit Committee approved the dismissal of Beckles & Co., Inc. (“Beckles & Co”) its independent registered public accounting firm since May 2024, effective immediately. The audit reports of Beckles & Co on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal year ended December 31, 2024, and during the subsequent interim period through July 11, 2025, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Beckles & Co on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Beckles & Co, would have caused Beckles & Co to make reference to the subject matter of the disagreement in connection with its report on the Company’s consolidated financial statements for such year.
Beckles & Co’s report on the financial statements of the Company for the fiscal year ended December 31, 2024 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles except that Beckles & Co’s reports on the financial statements of the Company for the fiscal year ended December 31, 2024 contained the following paragraph:
“The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company’s significant operating losses raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”
Beckles & Co provided to the Company a letter stating that it agrees with the above statements, a copy of which was filed as Exhibit 16.1 to the Company’s Form 8-K filed with the SEC on July 16, 2025.
Auditor Fees
Set forth below are approximate fees for services rendered by Beckles & Co and BF Borgers CPA PC (“BF Borgers”), our independent registered public accounting firm, for the fiscal year ended December 31, 2024 and the fiscal year ended December 31, 2023, respectively.

	2024	2023
Audit Fees	$251,500	$336,000
Audit Related Fees	—	$26,250
Tax Fees	—	—
All Other Fees	—	—

Audit Fees. This category includes the audit of our annual consolidated financial statements, reviews of our financial statements included in our Form 10-Qs and services that are normally provided by our independent registered public accounting firm in connection with its engagements for those years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of our interim financial statements.

Audit-Related Fees. This category consists of assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consents regarding equity issuances.
Tax Fees. This category typically consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice.
All Other Fees. This category includes aggregate fees billed in each of the last two fiscal years for products and services provided by either Beckles & Co or BF Borgers, other than the services reported in the categories above.
Pre-approval Policies and Procedures
The Audit Committee is required to review and approve in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services and the fees for such services. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals for the performance of non-audit services, and any such Audit Committee member who pre-approves a non-audit service must report the pre-approval to the full Audit Committee at its next scheduled meeting. The Audit Committee is required to periodically notify the Board of their approvals. The required pre-approval policies and procedures were complied with during 2024 and 2023.
Independent Registered Public Accounting Firm Representatives at Annual Meeting
We do not expect that representatives of Beckles & Co or UHY LLP will be present at the Annual Meeting to make a statement or respond to appropriate questions.
Vote Required
The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote and present in person or by proxy at the Annual Meeting will be required for the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Abstentions will have no effect on this proposal. Brokers generally have discretionary authority to vote on the ratification of our independent registered public accounting firm, thus, broker non-votes are not expected to result from the vote on this proposal.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF UHY LLP

AUDIT COMMITTEE REPORT
With regard to the fiscal year ended December 31, 2024, the Audit Committee has (i) reviewed and discussed with management our audited consolidated financial statements as of December 31, 2024 and for the year then ended; (ii) discussed with Beckles & Co, the independent auditors, the matters required by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees; (iii) received the written disclosures and the letter from Beckles & Co required by applicable requirements of the PCAOB regarding Beckles & Co’s communications with the Audit Committee regarding independence; and (iv) discussed with Beckles & Co their independence.
Based on the review and discussions described above, the Audit Committee recommended to our Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

David Natan, Chairperson
Hu Bin
Chan Oi Fat

PROPOSAL NO. 3

ISSUANCE OF COMMON STOCK UPON EXERCISE OF SELLER CONVERTIBLE NOTE AND SELLER WARRANT
Overview
In order to comply with Nasdaq Listing Rules 5635(c) and 5635(d), as described in more detail below, our stockholders are being asked to approve the issuance of the shares of our Common Stock that may be issued upon (i) conversion of the Seller Convertible Note (as defined below) and (ii) exercise of the Seller Warrant (as defined below).
Background
Amended and Restated Securities Purchase Agreement
On February 18, 2025, the Company entered into an Amended and Restated Securities Purchase Agreement (the “February 18, 2025 SPA”) with former director David Lazar (“Seller”) on the one hand, and Cao Yu, Hu Bin, and Youxin Consulting Limited (collectively, “Purchasers”), on the other hand, whereby Seller, a former director of the Company, sold to the Purchasers (i) 2,219,447 shares (the “Seller Preferred Stock”) of Series A Convertible Preferred Stock, $0.001 par value per share (the “Preferred Stock”) of the Company, (ii) a warrant to purchase up to an additional 2,800,000 shares of Common Stock, with an exercise price equal to $1.00 per share, subject to adjustment therein (the “Warrant”), and (iii) certain amounts owed by the Company to Seller (the “Seller Receivables”). On April 10, 2025, Seller transferred 31,258 additional shares of Preferred Stock (the “Additional Shares” and collectively with the Seller Preferred Stock and the Warrant, the “Securities”) to Purchasers.
The aggregate purchase price for the Securities and the Seller Receivables paid to Seller was $500,000 (the “Purchase Price”), of which $300,000 was directed by Seller to be contributed to the Company in exchange for 1,200,000 newly issued shares of Common Stock to be issued to Seller (the “Seller Common Stock”). Pursuant to the February 18, 2025 SPA, in the event certain milestones were achieved, Seller was to be issued newly issued shares of Common Stock (the “Earnout Shares”).
Seller Convertible Note
Under the unsecured promissory note (the “Seller Convertible Note”) entered into between the Company and Seller, effective as of February 18, 2025, the Company agreed to pay to Seller a principal amount of $300,000, together with interest on the balance of the principal from time to time outstanding, at the rates and at the times described therein. The outstanding principal balance of the Seller Convertible Note shall be paid in full on or prior to December 31, 2025. In the event the stockholder approval is obtained, the outstanding principal amount of the Seller Convertible Note and any unpaid accrued interest shall automatically convert in whole into 1,214,839 shares of Common Stock (the “Note Shares”) at a conversion price per share equal to $0.25 per share, rounded to the nearest whole share (“Conversion”), effective as of the date of stockholder approval.
Second Amended and Restated Securities Purchase Agreement
On May 9, 2025, the Company entered into a Second Amended and Restated Securities Purchase Agreement with Seller and Purchasers to remove references to the issuance of the Seller Common Stock, which issuance was rescinded and replaced with the Seller Convertible Note, and to remove references to the Earnout Shares.
Service Agreement
On May 9, 2025, the Company entered into a services agreement with Seller (the “Services Agreement”), pursuant to which the Company engaged Seller as an independent contractor, to (i) use best efforts to obtain a decision from the SEC that Nasdaq must hold a hearing to consider the merits of the Company’s appeal from being delisted from Nasdaq, (ii) use best efforts to achieve a Nasdaq listing for the Company on or before December 31, 2025 (such date of achievement being the “Listing Date”) and (iii) continue to provide additional services to the Company in furtherance of achieving a Nasdaq listing through the earlier of December 31, 2025, or the Listing Date (collectively, the “Earnout Milestones”). In the event the Earnout Milestones are satisfied, the Company shall issue the Earnout Shares within thirty (30) days of such satisfaction.

Seller Warrant
In the Company’s pre-hearing submission, dated May 5, 2025 (the “Nasdaq Submission”), filed with Nasdaq as part of the process to satisfy the Earnout Milestones, the Company agreed to undertake to obtain stockholder approval prior to the issuance of the Earnout Shares. The Company was relisted on Nasdaq Capital Market on June 2, 2025, rendering the Earnout Milestones satisfied.
To satisfy its obligations under the Services Agreement, on July 2, 2025, the Company issued to Seller a warrant to purchase up to 404,002 shares of the Company’s Common Stock (the “Warrant Shares”), with a cashless exercise option that is not exercisable until stockholder approval is obtained (“Seller Warrant”).
In order for Seller to exercise the Seller Warrant, the Company must obtain stockholder approval for the issuance of the Warrant Shares upon exercise of the Seller Warrant.
Why We Need Stockholder Approval
Nasdaq Listing Rule 5635(c) requires stockholder approval prior to the issuance of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of equity compensation. For this purpose, “equity compensation” includes Common Stock (and/or securities convertible into or exercisable for Common Stock) issued to the Company’s officers, directors, employees or consultants at a discount to the market price of the Common Stock, and “market value” is the consolidated closing bid price immediately preceding the time that the Company enters into a binding agreement with such officer, director, employee or consultant to issue the equity compensation.
In our case, the issuance of shares of Common Stock upon the (i) conversion of the Seller Convertible Note and (ii) exercise of the Seller Warrant to Mr. Lazar could be treated as equity compensation within the meaning of Nasdaq Listing Rule 5635(c). Therefore, stockholder approval pursuant to Nasdaq Listing Rule 5635(c) is required for issuance of the Note Shares and Warrant Shares.
Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions, other than public offerings, resulting in the issuance of greater than 20% of the outstanding common stock or voting power of the issuer prior to the offering at a price less than the “Minimum Price,” which Nasdaq defines as the lower of the issuer’s most recent closing price immediately prior to signing the binding agreement for the transaction or the average of the closing price for the five trading days immediately preceding the signing of the binding agreement.
In our case, the number of Common Stock to be issued upon the conversion of the Seller Note and exercise of the Seller Warrant will exceed 20% of our outstanding Common Stock and the conversion price per share ($0.25) and exercise price per share ($0.01) is less than the Minimum Price. Therefore, stockholder approval pursuant to Nasdaq Listing Rule 5635(d) is required for issuance of the Note Shares and Warrant Shares.
Our Board has determined that approval of the issuance of the Note Shares and Warrant Shares is in our and our stockholders’ best interests.
Vote Required
The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote and present in person or by proxy at the Annual Meeting will be required to approve the issuance of Warrant Shares pursuant to Nasdaq Listing Rules 5635(c) and 5635(d). Abstentions and broker non-votes will have no effect on the outcome of voting on this matter.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4

APPROVAL OF FIEE, INC. 2025 EQUITY INCENTIVE PLAN
Summary of the Proposal
The Board has adopted, and recommends that the stockholders approve, the FiEE, Inc. 2025 Equity Incentive Plan (the “2025 Plan”). Under this proposal we are asking you to approve the 2025 Plan, which will make 1,394,230 shares of our Common Stock available for issuance to our employees, directors and other eligible participants pursuant to incentive compensation awards. The 2025 Plan permits the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, and other stock-based awards (collectively, “awards”) to eligible individuals. The Company will not grant any awards under the 2025 Plan before the Annual Meeting. The material features of the 2025 Plan are described below.
Stockholder approval of the 2025 Plan is required by the Nasdaq rules. The 2025 Plan is intended to replace our existing 2021 Omnibus Incentive Compensation Plan (the “2021 Plan”). If our stockholders approve the 2025 Plan, it will become effective on the date of the Annual Meeting and no further awards will be granted under the 2021 Plan thereafter. If our stockholders do not approve the 2025 Plan, the 2025 Plan will not go into effect and the 2021 Plan will remain in full force and effect, such that we may continue to grant awards under the 2021 Plan for so long as shares remain available under the 2021 Plan or, if sooner, until the expiration of the 2021 Plan.
We believe that equity awards are critical incentives to attracting, retaining and motivating our directors, officers and employees and are an important way of ensuring the interests of our talent are aligned with Company goals and stockholder interests. Adopting the 2025 Plan will enable us to continue to be able to grant equity awards to deserving individuals and remain competitive with our industry peers. We believe the granting of equity awards in this way is a common compensation practice and, given that it is a significant portion of our executives’ compensation program, it is critical for the retention of key employees during this transformational time for the Company. Awards under the 2025 Plan, especially those tied to performance, will further incentivize directors, officers, and employees, which is essential to driving value creation and directly supports the long-term interests of stockholders. If this proposal is not approved, we believe we would be at a significant disadvantage against our competitors who use this practice to attract, retain and motivate key employees. Additionally, without approval, there is a risk that we will be unable to make equity grants in 2026, further limiting our ability to reward and retain talent. If we are unable to grant equity awards, we may be forced instead to increase cash compensation at a time when we are seeking to be careful in our uses of cash, reducing resources available to meet our other business needs and impairing our ability to provide compensation that is tied to the Company’s performance and share value, both of which may create a misalignment with stockholders.
A summary of the principal features of the 2025 Plan is provided below. A copy of the 2025 Plan is included as Annex A to this Proxy Statement.
Background
The purpose of the 2025 Plan is to (a) align the interests of our stockholders and the recipients of awards under the 2025 Plan by increasing the proprietary interest of such recipients in our growth and success; (b) advance our interests by attracting and retaining qualified employees; and (c) motivate such persons to act in the long-term best interests of our stockholders and our Company.
If the 2025 Plan is not approved by our stockholders, we will continue to operate the 2021 Plan in accordance with its existing terms.
Factors Considered in Setting Size of Requested Share Reserve
Equity is Essential to Talent Acquisition and Retention
Our industry is intensely competitive with many well-established companies that compete directly and indirectly with us with respect to talent. The additional shares, if approved, would be used for grants not only to our executive officers, but also to recruit and retain a broad-base of employees. We firmly believe that employees with a stake in the future success of our business are highly motivated to achieve long-term growth and are well-aligned with the interests of our other equity-holders to increase stockholder value. It is essential that we continue the use of equity compensation to better position us in the market and allow us to retain our skilled employees while attracting talented new employees to help us achieve our objectives, which include increasing stockholder value by growing the business. The use of shares would enable us to reduce cash compensation costs while leveraging equity to retain employees critical to the long-term success of the Company. Without the approval of the 2025 Plan, we will be very challenged to continue to compete in this highly competitive market. This could ultimately result in the loss of critical talent and inhibit our ability to meet our future growth objectives.
The Size of Our Share Reserve Request is Reasonable
The Compensation Committee thoughtfully evaluated the appropriate number of shares for which to seek stockholder approval. The Compensation Committee considered historical grant and forfeiture levels, recent market prices of the Company’s shares and the anticipated use of stock awards as an incentive and retention tool. The Compensation Committee is committed to being careful stewards of stockholder capital.
If our request to approve the 2025 Plan is approved, we will have 1,394,230 shares available for grant. Based on our historical usage and forfeiture and forecasts of annual usage, we currently anticipate that this reserve will be a sufficient amount of equity for attracting, motivating and retaining employees, directors and consultants for approximately 4 years.
We Have Responsibly Managed Our Annual Burn Rate
Our Compensation Committee takes a thoughtful approach to managing our dilution and annual burn rate usage levels, taking into account business needs, competitive market practices, and our broader human capital management strategy. Our annual burn rates in 2022, 2023, and 2024 were 1.8%, 2.2%, and 29.3%, respectively, calculated for each year as the number of shares issuable pursuant to equity awards granted in such year divided by the respective weighted-average shares of Common Stock outstanding during 2022, 2023 and 2024. The burn rate for 2024 reflects one-time grants of restricted stock to directors in lieu of their normal cash compensation.
Promotion of Good Corporate Governance Practices
The 2025 Plan includes a number of responsible corporate governance provisions. These include, but are not limited to, the following:

Element	Description
No “Evergreen”	The 2025 Plan does not include an “evergreen” feature pursuant to which the reserve of shares authorized for issuance would be automatically replenished periodically.

No Liberal Share Recycling
Shares delivered to or withheld by the Company to pay the exercise price of an option or stock appreciation right or to pay the withholding taxes with respect to an award may not be made available again under the 2025 Plan.

Minimum 1-Year Vesting Requirement
All awards granted under the 2025 Plan are subject to a minimum one-year vesting term, with limited exceptions for (a) awards granted under the 2025 Plan with respect to shares of Common Stock which do not exceed, in the aggregate, five percent of the total number of shares of Common Stock reserved for issuance pursuant to the 2025 Plan, (b) awards granted in lieu of fully vested cash awards, (c) Substitute Awards (as defined in the 2025 Plan), (d) accelerated exercisability or vesting upon the occurrence of a Change in Control (as defined in the 2025 Plan) and (e) accelerated exercisability or vesting in cases of death or disability.

Clawback
In accordance with the Company’s clawback policy, in the event that the Company is required to restate its financial results due to material noncompliance with any financial reporting requirement as a result of

Element	Description

any gross negligence, intentional misconduct, theft, embezzlement, fraud or other serious misconduct by an executive officer, the result of which is that any performance-based compensation received by such executive officer during the three-year period preceding the publication of the restated financial statement would have been lower had it been calculated based on such restated results, the Compensation Committee may seek to recover the excess of the incentive compensation paid to the executive based on the erroneous data.

No Repricing
Other than in connection with certain corporate events where a reduction in exercise price is necessary to preserve the benefits or prevent the enlargement of benefits of awards under the 2025 Plan (such as a stock split), we may not, without stockholder approval, reduce the exercise price of a stock option or stock appreciation right or exchange a stock option or stock appreciation right for a new award with a lower exercise price or a full value award.

No Transferability
Awards may not be transferred, except by will or the laws of descent and distribution, or, unless otherwise provided by the Compensation Committee, pursuant to a qualified domestic relations order or to or for the benefit of the participant’s family.

No Single-Trigger Vesting	The 2025 Plan does not provide for automatic vesting of awards upon a change in control.

Summary of 2025 Plan
Administration
The 2025 Plan generally is administered by our Board. The Board will have the power and authority to delegate its powers and responsibilities under the 2025 Plan to any committee of the Board, which will have full authority to act in accordance with its charter, and with respect to the authority of the Board to act under the 2025 Plan. The Board selects award recipients under the 2025 Plan who will thereby become participants, the types of awards to be granted and the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards, not inconsistent with the 2025 Plan. The Board also has the authority to conclusively interpret the 2025 Plan.
Authorized Shares
If stockholder approval of the 2025 Plan is obtained, the total number of shares that will be available for issuance under the 2025 Plan will be equal to 1,394,230 shares. Shares of stock covered by an award will only be counted to the extent that they are actually used. Shares subject to substitute awards (i.e., awards or shares granted in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, in all cases by a company acquired by us or any of our affiliates) will not be counted against the shares reserved for issuance under the 2025 Plan.
Additional Limits
No more than 1,394,230 shares of Common Stock may be subject to incentive stock options (“ISOs”) granted under the 2025 Plan. The aggregate value of all ISOs granted under the 2025 Plan (and any other equity incentive plan sponsored by the Company or an affiliate) to any grantee for any calendar year shall not exceed $100,000.
Adjustments
If (i) the number of outstanding shares of Common Stock is increased or decreased or the shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date (as defined in the 2025 Plan) or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, (A) the number and kinds of shares for which grants of awards may be made, (B) the number and kinds of shares for which outstanding awards may be exercised or settled and (C) the performance goals relating to outstanding awards will be equitably adjusted by the Company, provided that any such adjustment will comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, in the event of any such increase or decrease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which awards are outstanding and the option price per share of outstanding options and SAR exercise price per share of outstanding SARs will be equitably adjusted, provided that any such adjustment will comply with Section 409A of the Code.
Eligibility
The Board may grant awards under the 2025 Plan to any officer, director, employee, consultant, independent contractor or agent of the Company and/or a related company, and persons who are expected to become an officer, director, employee, consultant, independent contractor or agent of the Company or a related company. Awards to a person who is expected to become a service provider to the Company or a related company cannot be effective prior to the date on which such person’s service begins. ISOs may only be granted to employees of the Company and its corporate related companies which satisfy certain requirements of the Code. As of June 30, 2025, we had approximately twelve employees and four directors, all of whom would be eligible to participate in the 2025 Plan if selected by the Board.
Types of Awards
The 2025 Plan will provide for grants of options, SARs, restricted stock, restricted stock units and other stock-based awards.
1.
Options and SARs. Stock options represent a right to purchase a specified number of shares of Common Stock from us at a specified price during a specified period of time. Stock options may be granted in the form of incentive stock options, which are intended to qualify for favorable treatment for the recipient under U.S. federal tax law, or as nonqualified stock options, which do not qualify for this favorable tax treatment. Only employees of the Company or its subsidiaries may receive tax-qualified incentive stock options. The administrator may establish sub-plans under the 2025 Plan through which to grant stock options that qualify for preferred tax treatment for recipients in jurisdictions outside the United States. SARs represent the right to receive an amount in cash, shares of Common Stock or both equal to the fair market value of the shares subject to the award on the date of exercise minus the exercise price of the award. All stock options and SARs must have a term of no longer than ten years’ duration. Stock options and SARs must have an exercise price equal to or above the fair market value of shares of Company Common Stock on the date of grant except as provided under applicable law or with respect to stock options and SARs that are granted in substitution of similar types of awards of a company acquired by us or an affiliate or with which we or our affiliate combine (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards. As of [•], 2025, the closing price of the Common Stock for the regular market session, as reported by Nasdaq, was $[•].

2.
Restricted Stock. Awards of restricted stock are actual shares of Common Stock that are issued to a participant, but that are subject to forfeiture if the participant does not remain employed by us for a certain period of time and/or if certain performance goals are not met. Except for these restrictions and any others imposed by the administrator, the participant will generally have all of the rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock, but will not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of restricted stock before the risk of forfeiture lapses. Dividends declared payable on shares of restricted stock that are granted subject to risk of forfeiture conditioned solely on continued service over a period of time will be paid either at the dividend payment date or deferred for payment to such later date as determined by the administrator, and may be paid in cash or as unrestricted shares of Common Stock or may be reinvested in additional shares of restricted stock. Dividends declared payable on shares of restricted stock that are granted subject to risk of forfeiture conditioned on satisfaction of performance goals will be held by us and made subject to forfeiture at least until the applicable performance goal related to such shares of restricted stock has been satisfied.

3.
Restricted Stock Units. An award of restricted stock units represents a contractual obligation of the Company to deliver a number of shares of Common Stock, an amount in cash equal to the fair market value of the specified number of shares subject to the award, or a combination of shares and cash. Until shares of Common Stock are issued to the participant in settlement of stock units, the participant will not have any rights of a stockholder of the Company with respect to the stock units or the shares issuable pursuant to the stock units. Vesting of restricted stock units may be made subject to performance goals, the continued service of the participant or both. The administrator may provide that dividend equivalents will be paid or credited with respect to restricted stock units, but such dividend equivalents will be held by us and made subject to forfeiture at least until any applicable performance goal related to the restricted stock units has been satisfied.

4.
Other Stock-Based Awards. The administrator may from time to time grant to eligible individuals awards in the form of other stock-based awards on such terms and conditions as the administrator may determine, including, without limitation, cash awards in connection with any short-term or long-term cash incentive program established by the Company or an affiliate.

Transferability
Awards under the 2025 Plan generally may not be transferred except through will or by the laws of descent and distribution; provided, however, that unless otherwise provided by the Compensation Committee, awards (other than an ISO) may be transferred to or for the benefit of the participant’s family (including, without limitation, to a trust or partnership for the benefit of a participant’s family) in accordance with rules established by the Board.
Change in Control
In the event of a Change in Control, the Board may, but will not be obligated to: (i) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of any award; (ii) cancel awards and cause to be paid to the holders of vested awards the value of such awards, if any, as determined by the Board, in its sole discretion, it being understood that in the case of any option with an option exercise price or SAR with a SAR exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Board may cancel the option or SAR without the payment of consideration therefor; (iii) provide for the issuance of substitute awards or the assumption or replacement of such awards; (iv) provide written notice to grantees that for a period of at least ten days prior to the Change in Control, such awards will be exercisable, to the extent applicable, as to all shares of Common Stock subject thereto and upon the occurrence of the Change in Control, any awards not so exercised will terminate and be of no further force and effect; or (v) otherwise treat such awards in the manner set forth in the agreement pursuant to which the Change in Control is consummated. The obligations of the Company under the 2025 Plan will be binding on any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company or on any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its affiliates, taken as a whole.
Amendment and Termination
The Board may, at any time and from time to time, amend, suspend or terminate the 2025 Plan as to any awards that have not been made. An amendment will be contingent on approval of the stockholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. No Awards may be granted after the termination date. The applicable terms and conditions of the 2025 Plan, and any terms and conditions applicable to awards granted before the termination date will survive the termination of the 2025 Plan and continue to apply to such awards. No amendment, suspension or termination of the 2025 Plan will, without the consent of the grantee, materially impair rights or obligations under any award made before such amendment, suspension or termination.
U.S. Federal Income Tax Implications of the 2025 Plan
The following is a summary of U.S. federal income tax consequences of awards granted under the Plan, based on current U.S. federal income tax laws. This summary does not constitute legal or tax advice and does not address municipal, state or foreign income tax consequences.
Nonqualified Stock Options
The grant of a nonqualified stock option will not result in taxable income to the grantee. The grantee will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the grantee upon the sale of the shares acquired on exercise will be treated as capital gains or losses.
Incentive Stock Options (ISOs)
The grant of an ISO will not result in taxable income to the grantee. The exercise of an ISO will not result in taxable income to the grantee if at the time of exercise the grantee has been employed by the Company or its subsidiaries at all times beginning on the date the ISO was granted and ending not more than 90 days before the date of exercise. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is an adjustment that is included in the calculation of the grantee’s alternative minimum tax liability for the year the shares are sold.
If the grantee does not sell the shares acquired on exercise within two years from the date of grant and one year from the date of exercise then on the sale of the shares any amount realized in excess of the exercise price will be taxed as capital gain. If the amount realized in the sale is less than the exercise price, then the grantee will recognize a capital loss.
If these holding requirements are not met, then the grantee will generally recognize ordinary income at the time the shares are sold in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized on the sale of the shares over the exercise price, and the Company will be entitled to a corresponding deduction.
SARs
The grant of a SAR will not result in taxable income to the grantee. The grantee will recognize ordinary income at the time of exercise equal to the amount of cash received or the fair market value of the shares received and the Company will be entitled to a corresponding deduction for tax purposes. If the SARs are settled in shares, then when the shares are sold the grantee will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.
Restricted Shares
Unless a grantee makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock awards will not result in taxable income to the grantee. When the restrictions lapse, the grantee will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction.
If the grantee makes an election under Section 83(b) of the Code within thirty days after the grant date, the grantee will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the grantee will not be able to recover any taxes paid.
RSUs
The grant of an RSU will not result in taxable income to the grantee. When the RSU is settled, the grantee will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates.
Section 409A
Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The 2025 Plan and awards granted under the 2025 Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.

Section 162(m) and Limits on the Company’s Deductions
Section 162(m) of the Code denies deductions to publicly held corporations for compensation paid to certain senior executives that exceeds $1,000,000.
Vote Required
The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote and present in person or by proxy at the Annual Meeting will be required for the approval of the 2025 Plan. Abstentions and broker non-votes will have no effect on the outcome of voting on this matter.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL NO. 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY ON PAY”)
Pursuant to Section 14A of the Exchange Act, we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.
Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success, and to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return. We seek to closely align the interests of our named executive officers with the interests of our stockholders, and our Compensation Committee reviews, at least annually, named executive officer compensation to ensure such compensation is consistent with our goals.
Vote Required
This vote is advisory, which means that the vote on executive compensation is not binding on the company, our Board of Directors, or the Compensation Committee of the Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. To the extent there is a significant vote against our named executive officer compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address our stockholders’ concerns.
Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Summary Compensation Table, and the other related tables and disclosure.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

EXECUTIVE COMPENSATION
Compensation Philosophy and Practices
We believe that the performance of our executive officers significantly impacts our ability to achieve our corporate goals. We, therefore, place considerable importance on the design and administration of our executive officer compensation program. This program is intended to enhance stockholder value by attracting, motivating and retaining qualified individuals to perform at the highest levels and to contribute to our growth and success. Our executive officer compensation program is designed to provide compensation opportunities that are tied to individual and corporate performance.
Our compensation packages are also designed to be competitive in our industry. The Compensation Committee from time-to-time consults with other advisors in designing our compensation program, including in evaluating the competitiveness of individual compensation packages and in relation to our corporate goals.
Our overall compensation philosophy has been to pay our executive officers an annual base salary and to provide opportunities, through cash and equity incentives, to provide higher compensation if certain key performance goals are satisfied. Our Compensation Committee continues to believe that keeping executives interests aligned with those of our stockholders is critical to driving toward achievement of long-term goals of both our stockholders and the Company.
Summary Compensation Table
The following table sets forth the names and positions of: (i) each person who served as our principal executive officer during the year ended December 31, 2024; (ii) our most highly compensated executive officer, other than our principal executive officer, who was serving as an executive officer, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2024, with compensation of $100,000 or more, and (iii) an additional individual for whom disclosure would have been provided pursuant to clause (ii) but for the fact that the individual was not serving as our executive officer at December 31, 2024 (collectively our “Named Executive Officers”):

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
David Lazar, Chief Executive Officer, Chairman and Director	2024	0	0	402,250	0	0	402,250
	2023	0	0	0	0	0	0

Jeremy Hitchcock(1) Former CEO, Chairman and Director	2024	0	0	37,500	0	0	37,500
	2023	0	0	0	0	0	0

(1)	Resigned as CEO on August 3, 2024.
Narrative Disclosure to Summary Compensation Table
Executive Employment Agreements
On February 20, 2024, the Company entered into a three (3) year employment agreement (the “Agreement”) with David Lazar (“Lazar”). Pursuant to the Agreement, the Company engaged Mr. Lazar to act as the Chief Executive Officer and Chief Financial Officer (“CEO/CFO”) following the resignation of Jeremy Hitchcock after a certain transition period. Mr. Lazar had the customary powers and responsibilities of a CEO/CFO of a corporation of the size and type of the Company.
Outstanding Equity Awards at Fiscal Year-End
There were no outstanding equity awards that had been previously awarded to any of the Named Executive Officers and which remained outstanding as of December 31, 2024.
Timing of Equity Awards
No options or SARs were granted to any Named Executive Officer for the 2024 fiscal year. The Compensation Committee does not take material non-public information into account when determining the timing and terms of any equity awards. The Compensation Committee does not time the release of non-public information to effect the value of executive compensation. The Company has not engaged in the backdating, cancellation or re-pricing of stock options awarded to its names executive officers.
For all stock option awards, the exercise price is the closing price of the Company’s common stock on Nasdaq on the date of the grant. If the grant date falls on a non-trading day, the exercise price is the closing price of the Company’s common stock on the Nasdaq on the last trading day preceding the date of grant.
During 2024, the Company did not grant equity awards to its Named Executive Officers during the four business days prior to or the one business day following the filing of its periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for Named Executive Officer grants in 2024.

PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For the most recently completed fiscal year, the Company did not use any “financial performance measures” as defined in Item 402(v) of Regulation S-K to link compensation paid to our Named Executive Officers, or NEOs, to the Company’s performance. We are also permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K.

Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(2)	Summary Compensation Table Total for PEO(3)	Compensation Actually Paid to PEO(3)	Summary Compensation Table Total for PEO(4)	Compensation Actually Paid to PEO(4)	Average Summary Compensation Table Total for Non-PEO NEOs(5)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Loss
2024	$402,250	$402,250	$37,500	$37,500	$0	$0	$0	$0	$43.78	$(4,224,278)
2023	$0	$0	$0	$0	$346,393	$346,393	$145,131	$145,131	$4.00	$(17,633,924)

(1)	There were no performance-based payments made by the Company to its NEOs in 2024 or 2023.
(2)
David Lazar served as the co-principal executive officer from February 20, 2024 to August 3, 2024 and as principal executive officer through February 26, 2025. Mr. Lazar also served as the principal financial officer from February 20, 2024 through February 26, 2025.

(3)
Jeremy Hitchcock served as the principal executive officer from April 7, 2023 to February 20, 2024 and as co-principal executive officer through August 3, 2024. Mr. Hitchcock also served as the principal financial officer from August 9, 2023 to February 20, 2024.

(4)	Mehul Patel served as the principal executive officer from August 16, 2022 to April 7, 2023.
(5)	Dustin Tacker served as the principal financial officer from August 16, 2022 to August 9, 2023.
Analysis of Information Presented in the Pay Versus Performance Table
In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above. From 2023 to 2024, the compensation actually paid to our PEO increased by 27%, as a result of having multiple principal executive officers during this period and the average of the compensation actually paid to the Other NEOs decreased by 100%, as a result of combining the roles of principal executive officer and principal financial officer during 2023, compared to (i) a 91% decrease in our TSR and (ii) an approximately $13 million reduction in our Net Loss over the same time period.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Transactions with related persons are governed by our Code of Conduct and Ethics, which applies to all of our directors, officers and employees. This code covers a wide range of potential activities, including, among others, conflicts of interest, self-dealing and related party transactions. Waiver of the policies set forth in this code will only be permitted when circumstances warrant. Such waivers for directors and executive officers, or that provide a benefit to a director or executive officer, may be made only by our Board, as a whole, or the Audit Committee. Absent such a review and approval process in conformity with the applicable guidelines relating to the particular transaction under consideration, such arrangements are not permitted. All related party transactions for which disclosure is required to be provided herein were approved in accordance with our Code of Conduct and Ethics.
Lazar Purchase Agreement
On January 23, 2024, the Company entered into a Securities Purchase Agreement (the “Lazar Purchase Agreement”) with David Lazar, a member of our Board of Directors, whereby, at the closing of the transactions contemplated by the Lazar Purchase Agreement the Company sold and Lazar (or to any transferee of Lazar’s which acquires the Securities Purchase Rights, as defined below, hereinafter a “Lazar Transferee”) purchased 2,000,000 shares of the Company’s Series A Convertible Preferred Stock, at a price per share of $1.40, for an aggregate purchase price of $2,800,000, subject to the conditions described below, pursuant to the exemptions afforded by the Securities Act and Regulation S thereunder. Pursuant to the Lazar Purchase Agreement, the Company also issued to Lazar (or a Lazar Transferee) warrants to purchase up to an additional 2,800,000 shares of Common Stock, with an exercise price equal to $1.00 per share, subject to adjustment therein (the “Lazar Warrants”).
Amended and Restated Investor Purchase Agreement
On February 18, 2025, the Company entered into, and simultaneously closed the transactions under, the Amended and Restated Securities Purchase Agreement (“Investor Purchase Agreement”) among Cao Yu, Hu Bin, and Youxin Consulting Limited, a Hong Kong company (collectively, the “Investor Purchasers”), David Lazar and the Company, whereby Lazar sold to the Investor Purchasers (i) 2,219,447 shares of his Series A Convertible Preferred Stock, (ii) the Lazar Warrants, and (iii) 2,656,980 shares of Common Stock and 85,910 shares of Series A Convertible Preferred Stock. The Investor Purchasers also purchased certain receivables that the Company owed to Lazar (the “Lazar Receivables”). The purchase price was $500,000.
As further consideration, Lazar has the opportunity to be paid by the Investor Purchasers an additional $3,400,000, less any indemnity and other obligations payable by Lazar, if (i) the Common Stock is listed on the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or any successors to any of the foregoing (each a “Trading Market”) on or before December 31, 2025 and (ii) the Company has satisfied all applicable initial and continuing listing requirements of the applicable Trading Market. Additionally, if the foregoing is achieved, Lazar will also receive a number of newly issued shares of Common Stock equal to 3% of the then outstanding shares of Common Stock on the date the Common Stock is listed on a Trading Market pursuant to Section 4(a)(2) of the Securities Act.
The Investor Purchase Agreement includes a covenant that, promptly following the closing, the Company will take all actions reasonably necessary to amend its certificate of incorporation to increase the Stated Value (as defined in the certificate of incorporation) of the Series A Convertible Preferred Stock from $1.40 to $2.75 in consideration for cancelling the Lazar Warrants and forgiving the Lazar Receivables.
Cao Yu Securities Purchase Agreement
On May 9, 2025, the Company entered into, and simultaneously closed the transactions under, a Securities Purchase Agreement with Cao Yu, whereby the Company sold 1,585,366 shares of Common Stock to Cao Yu, for an aggregate purchase price of $2,600,000.
Hu Bin Securities Purchase Agreement
On May 9, 2025, the Company entered into, and simultaneously closed the transactions under, a Securities Purchase Agreement with Hu Bin, whereby the Company sold 853,659 shares of Common Stock to Hu Bin, for an aggregate purchase price of $1,400,000.

Second Amended and Restated Investor Purchase Agreement
On May 9, 2025, the Company entered into a Second Amended and Restated Investor Purchase Agreement with Lazar and the Investor Purchasers to remove references to the issuance of the Lazar Common Stock, which issuance was rescinded and replaced with the Convertible Note described below, and remove references to the Earnout Shares. The Investor Purchasers agreed that they will surrender the Lazar Warrants to the Company for cancellation and irrevocably waive and forgive the Lazar Receivables for the benefit of the Company.
Convertible Note
On May 9, 2025, the Company and David Lazar (“Noteholder”) entered into an unsecured promissory note (the “Convertible Note”), under which, effective as of February 18, 2025 (the “Effective Date”), the Company agreed to pay to the Noteholder a principal amount of $300,000, together with interest on the balance of the principal from time to time outstanding, at the rates and at the times described therein. The outstanding principal balance of the Convertible Note shall be paid in full on or prior to December 31, 2025.
In the event the stockholder approval is obtained, the outstanding principal amount of the Convertible Note and any unpaid accrued interest shall automatically convert in whole into shares of Common Stock at a conversion price per share equal to $0.25 per share, rounded to the nearest whole share, effective as of the date of stockholder approval. Within ninety (90) days following the Effective Date, the Company shall hold a special meeting of stockholders (which may also be at the annual meeting of stockholders) for the purpose of obtaining stockholder approval.
Lazar Services Agreement
On May 9, 2025, the Company entered into a services agreement with David Lazar (“Service Provider”), pursuant to which the Company engages Service Provider as an independent contractor, to (i) use best efforts to obtain a decision from the Securities and Exchange Commission that Nasdaq must hold a hearing to consider the merits of the Company’s appeal from being delisted from Nasdaq, (ii) use best efforts to achieve a Nasdaq Listing for the Company on or before December 31, 2025 (such date of achievement being the “Listing Date”) and (iii) continue to provide additional services to the Company in furtherance of achieving a Nasdaq Listing through the earlier of December 31, 2025, or the Listing Date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information, as of August 8, 2025, that are beneficially owned by (i) each person or entity known to us to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within sixty (60) days. To calculate a stockholder’s percentage of beneficial ownership of Common Stock, we must include in the numerator and denominator those shares of Common Stock underlying convertible securities that such stockholder is considered to beneficially own. Shares of Common Stock underlying convertible securities held by other stockholders, however, are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership of each of the stockholders may be different.
Under the rules of the SEC, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he/she may not have any pecuniary beneficial interest.
The information contained in this table is based upon information received from or on behalf of the named individuals or from publicly available information and filings by or on behalf of those persons with the SEC.

Name of Beneficial Owner	Title	Beneficially owned	Percent of Class
Officers and Directors
Li Wai Chung(1)	Chief Executive Officer and President	649,254	9.4%
Cao Yu(2)	Chief Financial Officer and Director	4,615,012	49.9%
Hu Bin(3)	Director	3,125,746	36.8%
David Natan	Director	148,792	2.4%
Chan Oi Fat	Director	—	—
Officers and Directors as a Group (total of 5 persons)		8,538,804	70.1%
5% Stockholders
Youxin Consulting Limited(1)		649,254	9.4%
David Lazar(4)		1,962,495	29.3%

(1)
Includes (i) 245,553 shares of Series A Convertible Preferred Stock, owned and controlled by Youxin Consulting Limited, an entity wholly controlled by Li Wai Chung, which are convertible into 343,774 shares of Common Stock and (ii) 305,480 shares of Common Stock issuable upon a warrant.

(2)
Includes (i) 1,585,366 shares of Common Stock, (ii) 1,145,833 shares of Series A Convertible Preferred Stock, which are convertible into 1,604,166 shares of Common Stock and (iii) 1,425,480 shares of Common Stock issuable upon a warrant.

(3)
Includes (i) 853,659 shares of Common Stock, (ii) 859,319 shares of Series A Convertible Preferred Stock, which are convertible into 1,203,046 shares of Common Stock and (iii) 1,069,040 shares of Common Stock issuable upon a warrant.

(4)
Includes (i) 1,481,980 shares of Common Stock, (ii) 54,652 shares of Series A Convertible Preferred Stock, which are convertible into 76,513 shares of Common Stock and (iii) 404,002 shares of Common Stock issuable upon a warrant.

STOCKHOLDER COMMUNICATIONS
Any stockholder wishing to communicate with any of FiEE’s directors regarding FiEE may write to the director c/o Investor Relations, FiEE Inc., Flat A1, 29/F, Block A, TML Tower, 3 Hoi Shing Road, Tsuen Wan, Hong Kong. Investor Relations will forward these communications directly to the director(s).
OTHER MATTERS
Stockholder Proposals for the 2026 Annual Meeting
Pursuant to Rule 14a-8 under the Exchange Act, in order to be included in the Company’s Proxy Materials for the 2026 Annual Meeting, a stockholder proposal must be received in writing by the Company by the close of business on [•] and otherwise comply with all requirements of the SEC for stockholder proposals. The Company’s address is Flat A1, 29/F, Block A, TML Tower, Hoi Shing Road, Tsuen Wan, Hong Kong.
In addition, our Bylaws provide that any stockholder who desires to bring a proposal before an annual meeting, or to nominate persons for election as directors, must give timely written notice of the proposal to the Company’s Secretary. To be timely, the notice must be delivered by the close of business to the above address by [•] (not later than one hundred twenty days prior to the anniversary date of the immediately preceding annual meeting or special meeting). The notice must describe the stockholder proposal in reasonable detail and provide certain other information required by our Bylaws and, with respect to director nominees, must include the information requirements of Rule 14a-19(b)(2) and (3).
For nominations for the election of directors by a stockholder, such notice shall set forth: (i) the name and address of the stockholder who intends to make the nomination and of the persons or person to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the Corporation and entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (v) the consent of each nominee to serve as a director of the Corporation if so elected.
For business proposals other than the nomination for the election of directors by a stockholder, such notice shall set forth: (i) as to each matter the stockholder proposes to bring before the annual meeting: a brief description of the business desired to be brought before the annual meeting, the text of the proposal, and the reasons for conducting such business at the annual meeting; and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is being made: the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner, the class and series and number of shares of stock of the corporation that are, directly or indirectly, owned, beneficially or of record, by such stockholder and such beneficial owner, and a description of any material interest of such stockholder or such beneficial owner and the respective affiliates and associates of, or others acting in concert with, such stockholder or such beneficial owner in such business.
Form 10-K and Other Filings
Upon written request and at no charge, we will provide a copy of any of our filings with the SEC, including our Annual Report on Form10-K, with financial statements and schedules for our most recent fiscal year. We may impose a reasonable fee for expenses associated with providing copies of separate exhibits to the report when such exhibits are requested. These documents are also available on our website at https://www.fiee.com/secfilings, and the website of the SEC at www.sec.gov.

HOUSEHOLDING
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we will deliver only one copy of this Proxy Statement and 2024 Annual Report to stockholders who have the same address and last name unless one or more of these stockholders notifies us that they wish to receive individual copies. If you want to receive separate copies of this Proxy Statement, or if you do not wish to participate in householding in the future, or if any stockholders sharing an address are receiving multiple copies of this Information Statement and would like to request delivery of a single copy, you can make these requests through the following sources:
•	Stockholders of record should contact the Company in writing at Flat A1, 29/F, Block A, TML Tower, 3 Hoi Shing Road, Tsuen Wan, Hong Kong, or by telephone at 852-28166813.
•	Stockholders who are beneficial owners should contact their bank, broker or other nominee record holder.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE URGED TO UTILIZE THE AVAILABLE VOTING OPTIONS AS DESCRIBED IN THIS PROXY STATEMENT.

By order of the Board of Directors

/s/ Li Wai Chung
Li Wai Chung
Chief Executive Officer
[•], 2025

APPENDIX A

FIEE, INC.

2025 EQUITY INCENTIVE PLAN
FiEE, Inc. sets forth herein the terms and conditions of its 2025 Equity Incentive Plan.
1. PURPOSE
The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract, retain and motivate employees, Consultants and Non-Employee Directors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of Options (both Nonstatutory Stock Options and Incentive Stock Options), SARs, Restricted Shares, RSUs, and Other Stock-Based Awards. Any of these awards may—but need not—be made as performance incentives to reward attainment of performance goals in accordance with the terms and conditions of the Plan. Upon becoming effective, the Plan replaces, and no further awards may be made under, the Prior Plan (as defined below).
2. DEFINITIONS
For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions will apply:
“Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control with” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.
“Award” means a grant, under the Plan, of (i) an Option, (ii) SARs, (iii) Restricted Shares, (iv) RSUs, (v) any Other Stock-Based Award, or (vi) a Substitute Award.
“Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.
“Beneficial Owner” will have the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, that Person will be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns,” “Beneficially Owned” and “Beneficial Ownership” have corresponding meanings.
“Board” means the Board of Directors of the Company.
“Cause” will be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, as determined by the Company, and unless otherwise provided in the applicable Award Agreement: (i) the Grantee’s failure to materially perform and discharge his duties and responsibilities after receiving written notice allowing the Grantee 10 days to create a plan to cure such failures, such plan being acceptable to the Chief Executive Officer of the Company, and a further 30 days to cure such failures, if so curable; (ii) the Grantee’s breach of the material provisions of any service or employment agreement between the Grantee and the Company; (iii) the Grantee’s misconduct that, in the good faith opinion and sole discretion of the Committee, is injurious to the Company; (iv) a felony conviction involving personal dishonesty or moral turpitude, or a determination by the Board, that the Grantee has willfully and knowingly violated Company policies or procedures; (v) the Grantee’s engagement in illegal drug use or alcohol abuse that prevents the Grantee from performing the Grantee’s duties in any manner; (vi) the Grantee’s misappropriation, embezzlement, or conversion of the Company’s opportunities or property; or (vii) the Grantee’s willful misconduct, recklessness or gross negligence in respect of the Grantee’s duties or obligations. The Committee, in its absolute discretion, will determine the effect of all matters and questions relating to the existence of Cause.

“Change in Control” means, except as otherwise provided in a Grantee’s Award Agreement, the occurrence of any of the following events:
(i) any “person” or “group” (as defined in Section 13(d) and 14(d) of the Exchange Act) together with their affiliates become the ultimate Beneficial Owners of voting stock of the Company representing more than 50% of the voting power of the total voting stock of the Company;
(ii) the consummation of a merger or consolidation of the Company with any other corporation or entity regardless of which entity is the survivor, other than a merger or a consolidation that would result in the voting stock of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or the parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or the parent thereof, outstanding immediately after such merger or consolidation;
(iii) the Shareholders approve a plan of complete liquidation or winding up of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or
(iv) during any period of two-consecutive years, individuals who at the beginning of such period constitute the Board, and any new member of the Board (other than a member of the Board designated by a person who has entered into an agreement with the Company to effect a transaction described in subsections (i), (ii), or (iii) of this definition of “Change in Control”) whose election by the Company's shareholders was approved by a vote of at least two-thirds of the members of the Board at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.
Solely to the extent required by Section 409A of the Code, an event described above will not constitute a Change in Control for purposes of the payment (but not vesting) terms and conditions of any Award subject to Section 409A of the Code unless such event also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets within the meaning of Section 409A of the Code.
“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code will be deemed to include a reference to any regulations promulgated thereunder.
“Committee” means any committee or other persons designated by the Board to administer the Plan. The Board will cause the Committee (to the extent one is established) to satisfy the applicable requirements of any securities exchange on which the Common Stock may then be listed. For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. All references in the Plan to the Board will mean such Committee or the Board.
“Company” means FiEE, Inc., a Delaware corporation.
“Common Stock” means the common stock of the Company, par value $0.01 per share.
“Consultant” means any person, except an employee or Non-Employee Director, engaged by the Company or any Affiliate to render personal services to such entity, including as an advisor, and who qualifies as a consultant or advisor under Rule 701 of the Securities Act (during any period in which the Company is not subject to the reporting requirements of the Exchange Act) or Form S-8 (during any period in which the Company is subject to the reporting requirements of the Exchange Act).
“Disability” will be defined as that term is defined in the Grantee’s offer letter or other applicable employment agreement or, if there is no such definition, “Disability” means, as determined by the Company and unless otherwise provided in the applicable Award Agreement, “permanent and total disability” as set forth in Section 22(e)(3) of the Code.
“Effective Date” means [•].
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” of a Share as of a particular date means (i) if the Shares are listed on a national securities exchange, the closing price of a Share as quoted on such exchange or other comparable reporting system for the first regular trading day immediately preceding the applicable date, (ii) if the Shares are not then listed on a national securities exchange, the closing price of a Share quoted by an established quotation service for over-the-counter securities for the first trading day immediately preceding the applicable date, or (iii) if the Shares are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of the Shares is not otherwise determinable, such value as determined by the Board, in good faith (but in any event not less than fair market value within the meaning of Section 409A of the Code, and any regulations and other guidance thereunder). Notwithstanding the foregoing, if the Board determines that an alternative definition of Fair Market Value should be used in connection with the grant, exercise, vesting, settlement or payout of any Award, it may specify such alternative definition in the applicable Award Agreement.
“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.
“GAAP” means U.S. Generally Accepted Accounting Principles.
“Grant Date” means the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6, or (iii) such other date as may be specified by the Board in the Award Agreement.
“Grantee” means a person who receives or holds an Award.
“Incentive Stock Option” means an Option that is an “incentive stock option” within the meaning of Section 422 of the Code.
“Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate and who is a non-employee director within the meaning of Rule 16b-3.
“Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.
“Option” means an option to purchase one or more Shares under the Plan.
“Option Price” means the exercise price for each Share subject to an Option.
“Other Stock-Based Award” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, SARs, Restricted Shares and RSUs.
“Performance Award” means an Award made subject to the attainment of performance goals over a performance period established by the Board.
“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.
“Plan” means this FiEE, Inc. 2025 Equity Incentive Plan.
“Purchase Price” means the purchase price for each Share under a grant of Restricted Shares.
“Restricted Period” will have the meaning set forth in Section 10.1.
“Restricted Shares” means restricted Shares awarded to a Grantee under Section 10.
“RSU” means a bookkeeping entry representing the equivalent of Shares, awarded to a Grantee under Section 10.
“SAR” means a right granted to a Grantee under Section 9.
“SAR Exercise Price” means the per Share exercise price of a SAR granted under Section 9.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.

“Separation from Service” means the termination of the applicable Grantee’s employment or engagement with, and performance of services for, the Company and each Affiliate. Unless otherwise determined by the Company, if a Grantee’s employment or engagement with the Company or an Affiliate terminates but the Grantee continues to provide services to the Company or an Affiliate in a non-employee director capacity or as an employee, officer or consultant, as applicable, such change in status will not be deemed a Separation from Service. Approved temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Affiliates will not be considered Separations from Service. Notwithstanding the foregoing, with respect to any Award that constitutes nonqualified deferred compensation under Section 409A of the Code, “Separation from Service” will mean a “separation from service” as defined under Section 409A of the Code.
“Service Provider” means an employee, officer, Non-Employee Director or Consultant of the Company or an Affiliate.
“Share” means one share of Common Stock.
“Shareholder” means a shareholder of the Company.
“Subsidiary” means any corporation, partnership, joint venture, affiliate or other entity in which the Company owns more than 50% of the voting stock or voting ownership interest, as applicable, or any other business entity designated by the Board as a Subsidiary for purposes of the Plan, that is a subsidiary corporation within the meaning of Section 424 of the Code.
“Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.
“Ten Percent Shareholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code will be applied.
“Termination Date” means the date that is ten years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.
3. ADMINISTRATION OF THE PLAN
3.1. General
The Board will have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation, bylaws and applicable law. The Board will have the power and authority to delegate its powers and responsibilities under the Plan to the Committee, which will have full authority to act in accordance with its charter, and with respect to the authority of the Board to act under the Plan. All references to the Board will be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the articles of incorporation or the bylaws of the Company, the Board will have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement and will have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and conditions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee will administer the Plan provided that the Board will retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. The interpretation and construction by the Board of the Plan, any Award or any Award Agreement will be final, binding and conclusive. Without limitation, the Board will have full and final authority, subject to the other terms and conditions of the Plan, to:
(i) construe and interpret the Plan and apply its provisions;
(ii) designate Grantees;
(iii) determine the types of Awards to be made to a Grantee;
(iv) determine the number of Shares to be subject to an Award;

(v) establish the terms and conditions of each Award (including the Option Price of any Option and the SAR Exercise Price of any SAR, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer or forfeiture of an Award or the Shares subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);
(vi) prescribe the form of each Award Agreement; and
(vii) amend, modify or supplement the terms and conditions of any outstanding Award, including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the U.S. to recognize differences in local law, tax policy, or custom.
To the extent permitted by applicable law, the Board may delegate its authority as set forth in the Plan to any individual or committee of individuals (who need not be directors), including the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto will be deemed to include the Board’s delegate. Any such delegate will serve at the pleasure of, and may be removed at any time by, the Board.
3.2. No Repricing
Notwithstanding any other term or condition of the Plan, the repricing of Options or SARs is prohibited without prior approval of the Shareholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying Shares in exchange for another Award; and (iii) any other action that is treated as a “repricing” under GAAP, unless the actions contemplated in clauses (i), (ii), or (iii) occur in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (ii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under GAAP and regardless of whether it is voluntary on the part of the Grantee.
3.3. Separation from Service for Cause
The Company may cause an Award to be forfeited if the Grantee incurs a Separation from Service for Cause.
3.4. Clawbacks
Except to the extent otherwise provided in a Grantee’s Award Agreement, all awards, amounts or benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with any Company clawback or similar policy (“Clawback Policy”) or any applicable law related to such actions. In addition, a Grantee may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement in accordance with the Clawback Policy. A Grantee’s acceptance of an Award will be deemed to constitute the Grantee’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted before or after the Effective Date, and any applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Grantee’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or applicable law, without further consideration or action.
3.5. Deferral Arrangement
The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A of the Code, which may include terms and conditions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred units.
3.6. No Liability
No member of the Board will be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.7. Book Entry
Notwithstanding any other term or condition of the Plan, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book-entry.
3.8. Minimum Vesting Requirements
Notwithstanding any other provision of the Plan to the contrary, no portion of any stock-based Award granted under the Plan will vest earlier than the first anniversary of the date the Award is granted; provided, that the following Awards will not be subject to the foregoing minimum vesting requirement: any (i) Substitute Awards, (ii) Shares delivered in lieu of fully-vested cash Awards, (iii) any additional Awards the Board may grant, up to a maximum of 5% of the available share reserve authorized for issuance under the Plan pursuant to Section 4 (subject to adjustment under Section 15), (iv) upon the occurrence of a Change in Control or (v) accelerated exercisability or vesting of any Award in cases of death or disability.
4. SHARES SUBJECT TO THE PLAN
4.1. Authorized Number of Shares
Subject to adjustment under Section 15, the total number of Shares authorized to be awarded under the Plan will not exceed 1,394,230, of which all 1,394,230 will be available for issuance as Incentive Stock Options. Shares issued under the Plan will consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise, all as determined by the Company from time to time.
4.2. Share Counting
4.2.1. General
Each Share (regardless of the award type) granted in connection with an Award will be counted as one Share against the limit in Section 4.1, subject to this Section 4.2. Share-based Performance Awards will be counted assuming maximum performance results (if applicable) until such time as actual performance results can be determined.
4.2.2. Cash-Settled Awards
Any Award settled in cash will not be counted as Shares for any purpose under the Plan.
4.2.3. Expired or Terminated Awards
If any Award expires or is terminated, surrendered, canceled or forfeited, in whole or in part, the unissued Shares covered by that Award will again be available for the grant of Awards.
4.2.4. Repurchased, Surrendered or Forfeited Awards
If issued Shares are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such Shares will again be available for the grant of Awards.
4.2.5. Payment of Option Price, Purchase Price or Tax Withholding in Shares
Shares subject to an Award under the Plan will not be made available for issuance or delivery under the Plan if such Shares are (i) Shares tendered in payment of an Option, (ii) Shares delivered or withheld by the Company to satisfy any tax withholding obligation, (iii) Shares covered by a Share-settled SAR or other Shares that were not issued upon the settlement of the SAR. Shares covered by a cash-settled RSU will again be made available for issuance under the Plan.
4.2.6. Substitute Awards
In the case of any Substitute Award, such Substitute Award will not be counted against the number of Shares reserved under the Plan.

5. EFFECTIVE DATE, DURATION AND AMENDMENTS
5.1. Term
The Plan will be effective as of the Effective Date but no Award will be exercised or paid unless and until the Plan has been approved by the Shareholders, which approval will be within 12 months after the date the Plan is adopted by the Board. The Plan will terminate automatically on the ten-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.
5.2. Amendment and Termination of the Plan
The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Awards that have not been made. An amendment will be contingent on approval of the Shareholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. No Awards may be granted after the Termination Date. The applicable terms and conditions of the Plan, and any terms and conditions applicable to Awards granted before the Termination Date will survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension or termination of the Plan will, without the consent of the Grantee, materially impair rights or obligations under any Award made before such amendment, suspension or termination.
6. AWARD ELIGIBILITY AND LIMITATIONS
6.1. Service Providers
Awards may be made to any Service Provider selected and designated by the Board from time to time, subject to Section 8.7 in the case of an Incentive Stock Option. The Board may grant an Award to a person who is reasonably expected to become a Service Provider provided that such grant is contingent on such person becoming a Service Provider.
6.2. Successive Awards
An eligible person may receive more than one Award, subject to such restrictions as are provided in the Plan.
6.3. Stand-Alone, Additional, Tandem and Substitute Awards
The Board may grant Awards either alone or in addition to, in tandem with or in substitution or exchange for any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board will have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.2, the Board will have the right to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Shares).
7. AWARD AGREEMENT
Each Award will be evidenced by an Award Agreement, in such forms as the Board determines from time to time. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice that provides that acceptance of the Award constitutes acceptance of all terms and conditions of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar terms and conditions but will be consistent with the terms and conditions of the Plan. Each Award Agreement evidencing an Award of Options will specify whether such Options are intended to be Nonstatutory Stock Options or Incentive Stock Options, and in the absence of such specification such options will be deemed Nonstatutory Stock Options.
8. TERMS AND CONDITIONS OF OPTIONS
8.1. Option Price
The Option Price of each Option will be fixed by the Board and stated in the related Award Agreement. Each Option will be separately designated in the Award Agreement as either an Incentive Stock Option or Nonstatutory Stock Option. The Option Price of each Option (except those that constitute Substitute Awards) will be at least the

Fair Market Value of a Share on the Grant Date. In the event that a Grantee is a Ten Percent Shareholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option will be not less than 110% of the Fair Market Value of a Share on the Grant Date. In no case will the Option Price of any Option be less than the par value of a Share.
8.2. Vesting
Subject to Section 8.3, each Option will become exercisable at such times and under such terms and conditions (including performance requirements) as may be determined by the Board and stated in the Award Agreement. The Board may, but will not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event and at any time after the Grant Date of the Award.
8.3. Term
Each Option will terminate, and all rights to purchase Shares thereunder will cease, upon the expiration of a period not to exceed ten years from the Grant Date, or under such circumstances and on any date before ten years from the Grant Date as may be set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement. In the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date will not be exercisable after the expiration of five years from its Grant Date.
8.4. Limitations on Exercise of Option
Notwithstanding any other term or condition of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the Shareholders, (ii) after the defined Term is exceeded or (iii) after the occurrence of an event that results in termination of the Option.
8.5. Method of Exercise
An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time. No Option may be exercised for a fraction of a Share.
8.6. Rights of Holders of Options
Unless otherwise stated in the related Award Agreement, a Grantee holding or exercising an Option will have none of the rights of a Shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered by the Option are fully paid and issued to the Grantee. Except as provided in Section 15 or the related Award Agreement, no adjustment will be made for dividends, distributions or other rights for which the record date is before the date of such issuance.
8.7. Limitations on Incentive Stock Options
An Option will constitute an Incentive Stock Option only (i) if the Grantee of the Option is an employee of the Company or any Subsidiary; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed $100,000. This limitation will be applied by taking Options into account in the order in which they were granted. No Option will be treated as an Incentive Stock Option unless the Plan has been approved by the Shareholders in a manner intended to comply with the shareholder approval requirements of Section 422 of the Code, provided that any Option intended to be an Incentive Stock Option will not fail to be effective solely on account of a failure to obtain such approval. In such case, such Option will be treated as a Nonstatutory Stock Option unless and until such approval is obtained.
9. TERMS AND CONDITIONS OF SARS
9.1. Right to Payment
A SAR will confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the SAR Exercise Price. The Award Agreement for a SAR (except those that constitute Substitute Awards) will specify the SAR Exercise Price, which will be fixed on the Grant Date at a price that is not less than the Fair Market Value of a Share on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option after the Grant Date of such Option will have a SAR Exercise Price that is equal to the Option Price, provided that the SAR Exercise Price may not be less than the Fair Market Value of a Share on the Grant Date of the SAR to the extent required by Section 409A of the Code.
9.2. Other Terms
The Board will determine at the Grant Date the times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals or future service requirements), the times at which SARs will cease to be or become exercisable after Separation from Service or upon such other terms or conditions determined by the Board, the method of exercise, whether or not a SAR will be in tandem or in combination with any other Award and any other terms and conditions of any SAR.
9.3. Term of SARs
The term of a SAR granted under the Plan will be determined by the Board and stated in the related Award Agreement, provided that such term will not exceed ten years.
9.4. Payment of SAR Amount
Upon exercise of a SAR, a Grantee will be entitled to receive payment from the Company (in cash or Shares) in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the SAR Exercise Price by (ii) the number of Shares with respect to which the SAR is exercised.
10. TERMS AND CONDITIONS OF RESTRICTED SHARES AND RSUs
10.1. Restrictions
At the time of grant, the Board may establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Shares or RSUs in accordance with Section 12. Each Award of Restricted Shares or RSUs may be subject to a different Restricted Period and additional restrictions. Neither Restricted Shares nor RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or before the satisfaction of any other applicable restrictions.
10.2. Restricted Share Certificates
The Company will issue, in the name of each Grantee to whom Restricted Shares have been granted, stock certificates or other evidence of ownership representing the total number of Restricted Shares granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company will hold such certificates for the Grantee’s benefit until such time as the Restricted Shares are forfeited to the Company or the restrictions lapse, or (ii) such certificates will be delivered to the Grantee. Any such certificates delivered to the Grantee will bear legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.
10.3. Rights of Holders of Restricted Shares
Unless the Board otherwise provides in an Award Agreement and subject to Section 17.10, holders of Restricted Shares will have rights as Shareholders, including voting and dividend rights.
10.4. Rights of Holders of RSUs
10.4.1. Settlement of RSUs
RSUs may be settled in cash or Shares, as determined by the Board and set forth in the Award Agreement. The Award Agreement will also set forth whether the RSUs will be settled (i) within the time period specified for “short term deferrals” under Section 409A of the Code or (ii) otherwise within the requirements of Section 409A of the Code, in which case the Award Agreement will specify upon which events such RSUs will be settled.

10.4.2. Voting and Dividend Rights
Unless otherwise stated in the applicable Award Agreement and subject to Section 17.10, holders of RSUs will not have rights as Shareholders, including no voting or dividend or dividend equivalents rights.
10.4.3. Creditor’s Rights
A holder of RSUs will have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the applicable Award Agreement.
10.5. Purchase of Restricted Shares
The Grantee will be required, to the extent required by applicable law, to purchase Restricted Shares from the Company at a Purchase Price equal to the greater of the aggregate par value of the Restricted Shares or the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by services already rendered. The Purchase Price will be payable in a form described in Section 11 or, if permitted by the Board, in consideration for past services rendered.
10.6. Delivery of Shares
Upon the expiration or termination of any Restricted Period and the satisfaction of any other terms and conditions prescribed by the Board, the restrictions applicable to Restricted Shares or RSUs settled in Shares will lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such Shares will be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.
11. FORM OF PAYMENT FOR OPTIONS AND RESTRICTED SHARES
11.1. General Rule
Payment of the Option Price for an Option or the Purchase Price for Restricted Shares will be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11. Notwithstanding any provision of this Section 11, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Non-Employee Director or officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 will be prohibited with respect to any Award under this Plan.
11.2. Surrender of Shares
To the extent the Award Agreement so provides, payment of the Option Price for an Option or the Purchase Price for Restricted Shares may be made all or in part through the tender to, or withholding by, the Company of Shares that will be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Shares has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned Shares may be authorized only at the time of grant.
11.3. Cashless Exercise
With respect to an Option only (and not with respect to Restricted Shares), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.
11.4. Other Forms of Payment
To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Shares may be made in any other form that is consistent with applicable laws, regulations, and rules, including the Company’s withholding of Shares otherwise due to the exercising Grantee.

12. PERFORMANCE AWARDS
The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance terms conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance terms or conditions.
13. OTHER STOCK-BASED AWARDS
13.1. Grant of Other Stock-Based Awards
Other Stock-Based Awards may be granted either alone or in addition to or in conjunction with other Awards. Other Stock-Based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in Shares under any other compensation plan or arrangement of the Company. Subject to the terms and conditions of the Plan, the Board will determine the persons to whom and the times at which such Awards may be made, the number of Shares to be granted under such Awards and all other terms and conditions of such Awards. Unless the Board determines otherwise, any such Award will be confirmed by an Award Agreement, which will contain such terms and conditions as the Board determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.
13.2. Terms of Other Stock-Based Awards
Any Shares subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered before the date on which the Shares are issued or, if later, the date on which any applicable restriction, performance or deferral period lapses.
14. REQUIREMENTS OF LAW
14.1. General
The Company will not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Grantee, any other individual or the Company of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Company determines that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a term or condition of, or in connection with, the issuance or purchase of Shares under the Plan, no Shares may be issued or sold to the Grantee or any other individual exercising an Option unless such listing, registration, qualification, consent or approval has been effected or obtained free of any terms and conditions not acceptable to the Company, and any delay caused thereby will in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the Shares covered by such Award, the Company will not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such Shares under an exemption from registration under the Securities Act. The Company may, but will not be obligated to, register any securities covered by the Plan under the Securities Act. The Company will not be obligated to take any affirmative action to cause the exercise of an Option or the issuance of Shares under the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option will not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) will be deemed conditioned on the effectiveness of such registration or the availability of such an exemption. The Board may require the Grantee to sign such additional documentation, make such representations and furnish such information as the Board may consider appropriate in connection with the grant of Awards or issuance or delivery of Shares in compliance with applicable laws.
14.2. Rule 16b-3
During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors under the Plan will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any term or condition of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it will be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and will not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.
15. EFFECT OF CHANGES IN CAPITALIZATION
15.1. Changes in Common Stock
If (i) the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, (A) the number and kinds of shares for which grants of Awards may be made, (B) the number and kinds of shares for which outstanding Awards may be exercised or settled and (C) the performance goals relating to outstanding Awards will be equitably adjusted by the Company, provided that any such adjustment will comply with Section 409A of the Code. In addition, in the event of any such increase or decrease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs will be equitably adjusted, provided that any such adjustment will comply with Section 409A of the Code.
15.2. Effect of a Change in Control
In the event of a Change in Control, the Committee may, but will not be obligated to: (i) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of any Award; (ii) cancel Awards and cause to be paid to the holders of vested Awards the value of such Awards, if any, as determined by the Committee, in its sole discretion, it being understood that in the case of any Option with an Option Exercise Price or SAR with a SAR Exercise Price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or SAR without the payment of consideration therefor; (iii) provide for the issuance of substitute Awards or the assumption or replacement of such Awards; (iv) provide written notice to Grantees that for a period of at least ten days prior to the Change in Control, such Awards will be exercisable, to the extent applicable, as to all shares of Common Stock subject thereto and upon the occurrence of the Change in Control, any Awards not so exercised will terminate and be of no further force and effect; or (v) otherwise treat such Awards in the manner set forth in the agreement pursuant to which the Change in Control is consummated. The obligations of the Company under the Plan will be binding on any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company or on any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.
15.3. Adjustments
Adjustments under this Section 15 related to Shares or other securities of the Company will be made by the Board. No fractional Shares or other securities will be issued under any such adjustment, and any fractions resulting from any such adjustment will be eliminated in each case by rounding downward to the nearest whole Share.
16. NO LIMITATIONS ON COMPANY
The grant of Awards will not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.
17. TERMS APPLICABLE GENERALLY TO AWARDS
17.1. Disclaimer of Rights
No term or condition of the Plan or any Award Agreement will be construed to confer on any individual the right to remain in the employ or service of the Company or any Affiliate or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time or to terminate any employment or other relationship between any individual and the Company.

In addition, notwithstanding any other term or condition of the Plan, unless otherwise stated in the applicable Award Agreement, no Award will be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits under the Plan will be interpreted as a contractual obligation to pay only those amounts described in the Plan, in the manner and under the terms and conditions prescribed in the Plan. The Plan will in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the Plan.
17.2. Nonexclusivity of the Plan
Neither the adoption of the Plan nor the submission of the Plan to the Shareholders for approval will be construed as creating any limitations on the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to one or more classes of individuals or specifically to one or more particular individuals), including the granting of Options as the Board determines desirable.
17.3. Withholding Taxes
The Company or an Affiliate, as the case may be, will have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, local or foreign taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any Shares upon the exercise of an Option or SAR or settlement of an RSU or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse, exercise or settlement, the Grantee will pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. The Company or the Affiliate, as the case may be, may require or permit the Grantee to satisfy such obligations, in whole or in part, (A) by causing the Company or the Affiliate to withhold up to the maximum required number of Shares otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (B) by delivering to the Company or the Affiliate Shares already owned by the Grantee. The Shares so delivered or withheld will have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the Shares used to satisfy such withholding obligation will be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. To the extent applicable, a Grantee may satisfy Grantee’s withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
17.4. Other Terms and Conditions; Employment Agreements
Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board. In the event of any conflict between the terms and conditions of an employment agreement and the Plan, the terms and conditions of the employment agreement will govern.
17.5. Severability
If any term or condition of the Plan or any Award Agreement is determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining terms and conditions of the Plan and the Award Agreement will be severable and enforceable, and all terms and conditions will remain enforceable in any other jurisdiction.
17.6. Governing Law
The Plan and all Award Agreements will be construed in accordance with and governed by the laws of the State of Delaware without regard to the principles of conflicts of law that could cause the application of the laws of any jurisdiction other than the State of Delaware. For purposes of resolving any dispute that arises under the Plan, each Grantee, by virtue of receiving an Award, will be deemed to have submitted to and consented to the exclusive jurisdiction of the State of Delaware and to have agreed that any related litigation will be conducted solely in the state courts of Delaware or the federal courts for the U.S. located in Delaware, where the Plan is made and to be performed, and no other courts. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974.
17.7. Section 409A of the Code
The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Section 409A and the applicable regulations and guidance thereunder. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code will not be treated as deferred compensation unless applicable laws require otherwise. For purposes of Section 409A of the Code, each installment payment under the Plan will be treated as a separate payment. Notwithstanding any other term or condition of the Plan, to the extent required to avoid accelerated taxation or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided under the Plan during the six-month period immediately after the Grantee’s Separation from Service will instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Board will have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Grantee under Section 409A of the Code and neither the Company nor the Board will have any liability to any Grantee for such tax or penalty.
17.8. Separation from Service
The Board will determine the effect of a Separation from Service on Awards, and such effect will be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that may be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending on the circumstances surrounding the Separation from Service.
17.9. Transferability of Awards and Issued Shares
No Award will be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.
Notwithstanding the foregoing, if authorized in the applicable Award Agreement or otherwise approved by the Board, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.9, a “not for value” transfer is a transfer that is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. After a transfer under this Section 17.9, any such Award will continue to be subject to the same terms and conditions as were applicable immediately before transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.9 or by will or the laws of descent and distribution.
17.10. Dividend Equivalent Rights
If specified in the Award Agreement, the recipient of an Award may be entitled to receive dividend equivalent rights with respect to the Shares or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid in cash or deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value of a Share on the date that such dividend was paid to Shareholders. Notwithstanding the foregoing, dividends or dividend equivalents will not be paid on any Award or portion thereof that is unvested or on any Award that is subject to the achievement of performance criteria before the Award has become earned and payable.
17.11. Data Protection
A Grantee’s acceptance of an Award will be deemed to constitute the Grantee’s acknowledgement of and consent to the collection and processing of personal data relating to the Grantee so that the Company can meet its obligations and exercise its rights under the Plan and generally administer and manage the Plan. This data will include data about participation in the Plan and Shares offered or received, purchased or sold under the Plan and other appropriate financial and other data (such as the date on which the Awards were granted) about the Grantee and the Grantee’s participation in the Plan.
17.12. Disqualifying Dispositions
Any Grantee who will make a “disposition” (as defined in Section 424 of the Code) of all or any portion of Shares acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive

Stock Option or within one year after the issuance of the Shares acquired upon exercise of such Incentive Stock Option will be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
17.13. Plan Construction
In the Plan, unless otherwise stated, the following uses apply:
(i) references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time;
(ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”;
(iii) indications of time of day will be based on the time applicable to the location of the principal headquarters of the Company;
(iv) the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively;
(v) all references to articles and sections are to articles and sections in the Plan;
(vi) all words used will be construed to be of such gender or number as the circumstances and context require;
(vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and will not be considered a part of the Plan, nor will any of them affect the meaning or interpretation of the Plan;
(viii) any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, will mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and
(ix) all accounting terms not specifically defined will be construed in accordance with GAAP.

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FIEE, INC.

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	**For**	**Withhold**
1a. Cao Yu	☐	☐
1b. Hu Bin	☐	☐
1c. David Natan	☐	☐
1d. Chan Oi Fat	☐	☐

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V78875-P37575

FiEE, Inc.
Annual Meeting of Stockholders
[ ], 2025 [ ] EST
This proxy is solicited by the Board of Directors

The undersigned stockholder of FiEE, Inc., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of the Annual Meeting of Stockholders and Proxy Statement for such Annual Meeting of Stockholders and hereby appoints [ ] with full power of substitution and resubstitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held virtually via the internet at www.virtualshareholdermeeting.com/[ ] on [ ], 2025 at [ ], Eastern Time, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

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